THE STRONG
CONSERVATIVE                            [PIE CHART OF ASSET DIVERSIFICATION
EQUITY FUNDS                             EMPHASIZING STOCKS]

SEMI-ANNUAL REPORT o APRIL 30, 1997



                        THE STRONG ASSET ALLOCATION FUND
                       ----------------------------------
                         THE STRONG EQUITY INCOME FUND
                       ----------------------------------
                       THE STRONG AMERICAN UTILITIES FUND
                       ----------------------------------
                          THE STRONG TOTAL RETURN FUND
                       ----------------------------------
                       THE STRONG GROWTH AND INCOME FUND



                                 [STRONG LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

---------------------------------------1----------------------------------------
                                  HAVE A PLAN.

[PICTURE OF FOLDER LABELED INVESTMENTS]
Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

---------------------------------------2----------------------------------------
                      START INVESTING AS SOON AS POSSIBLE.

[PICTURE OF CLOCK]
Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

---------------------------------------3----------------------------------------
                           DIVERSIFY YOUR PORTFOLIO.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

---------------------------------------4----------------------------------------
                               INVEST REGULARLY.

[PICTURE OF MEMO REMINDER TO INVEST]
Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

---------------------------------------5----------------------------------------
                       MAINTAIN A LONG-TERM PERSPECTIVE.

[PICTURE OF GRAPH SLOPING UPWARD]
For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

---------------------------------------6----------------------------------------
             CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

---------------------------------------7----------------------------------------
              KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO.

[PICTURE OF DOLLAR SIGN]
To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

---------------------------------------8----------------------------------------
                            KNOW WHAT YOU'RE BUYING.

[PICTURE OF MAGNIFYING GLASS]
Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

THE STRONG
CONSERVATIVE EQUITY FUNDS

SEMI-ANNUAL REPORT o APRIL 30, 1997

         AN IMPORTANT NOTE FOR SHAREHOLDERS OF THE ASSET ALLOCATION FUND

EFFECTIVE MAY 23, 1997, RIMAS M. MILAITIS SERVES AS THE SOLE PORTFOLIO MANAGER OF THE EQUITY PORTION OF THE STRONG ASSET ALLOCATION FUND. As of that same date, Bradley C. Tank and Jeffrey A. Koch serve as the only portfolio managers of the bond and cash portions of the Fund.

Mr. Milaitis joined Strong Capital Management in December 1995. Prior to joining Strong, he managed several conservative equity portfolios at Aon Advisers, Inc. for four years, as well as serving as an equity trader for two years. Mr. Milaitis also served as an equity portfolio assistant to the Illinois State Board of Investment for three years.

Please see pages I-30 and I-31 of the Fund's prospectus for information on the professional backgrounds of Mr. Tank and Mr. Koch.


                                TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong Asset Allocation Fund ....................................2

     The Strong Equity Income Fund .......................................4

     The Strong American Utilities Fund ..................................6

     The Strong Total Return Fund ........................................8

     The Strong Growth and Income Fund ..................................10

FINANCIAL INFORMATION
     Schedules of Investments in Securities

         The Strong Asset Allocation Fund ...............................12

         The Strong Equity Income Fund ..................................16

         The Strong American Utilities Fund .............................18

         The Strong Total Return Fund ...................................19

         The Strong Growth and Income Fund ..............................21

     Statements of Assets and Liabilities ...............................23

     Statements of Operations ...........................................24

     Statements of Changes in Net Assets ................................25

     Notes to Financial Statements ......................................27

FINANCIAL HIGHLIGHTS ....................................................31

THE STRONG ASSET ALLOCATION FUND


WE EXPECT TO FIND GOOD OPPORTUNITIES FOR OUTPERFORMANCE IN BOTH THE BOND AND STOCK MARKETS GOING FORWARD.

The Strong Asset Allocation Fund seeks high total return consistent with reasonable risk over the long term. The Fund allocates its assets among a diversified portfolio of equity securities, bonds, and short-term fixed-income securities.

For the six months ended April 30, 1997, the Fund posted a total return of 6.30%. Although that's below the returns of the all-stock S&P 500, which returned 14.72% for the same period, it compares favorably with the Lipper Flexible Portfolio Funds Index, which posted returns of 5.94% for the six months.*(1)

===========================================
            ASSET ALLOCATION
    Based on net assets as of 4-30-97
===========================================
[PIE CHART]

Stocks                             62.6%
Convertible Securities              2.1%
Bonds                              23.9%
Short-Term Investments             11.4%

This asset allocation does not reflect any
futures positions held by the Fund.
===========================================


A NEW MANAGER FOR STOCKS
Rimas Milaitis has joined the Fund's management team. As equity manager for the Fund, Rimas will focus more on larger-capitalization stocks. He will follow much the same style he has applied in the two Strong Funds he manages, the Strong Equity Income Fund and the Strong Growth and Income Fund. (Discussion of those two Funds also appears in this report.)

With Rimas' arrival, we have decided to consolidate the entire equity portion of this Fund into a single, largely domestic, portfolio under his sole management. Over time, as we identify new opportunities in domestic stocks, we intend to move assets into them and out of the international portion of our stock portfolio.


LOOKING BACK
The first six months of the Fund's fiscal year can really be divided into two periods. First, in November and December 1996, the markets generally rallied as investors expected growth in the economy to slow to sustainable levels in the first quarter of 1997. However, by early 1997, the market recognized that the economy was stronger than previously forecasted. Furthermore, it became apparent that the Federal Reserve would need to raise short-term interest rates to slow economic growth and head off potential increases in inflation.

Rates rose significantly after Federal Reserve Chairman Alan Greenspan gave his Humphrey-Hawkins testimony to Congress in February. In his remarks, Greenspan gave a strong signal that the Fed would raise the fed funds rate in March--as it in fact did. The result was significant volatility in both the stock and bond markets.

Although interest rates at the end of April remained higher than in November, the markets had stabilized within a month of the Fed's hike. Most investors appeared to believe that the increase in short-term interest rates needed to slow economic growth would be relatively small and short-lived.


POSITIONING RELATIVE TO OUR NEW BENCHMARK ALLOCATION
Over the last six months, we held the Fund's stock position near the new benchmark allocation we adopted on July 1 of last year, which calls for approximately 60% of assets to be placed in stocks, 35% in bonds, and 5% in cash. Although we made that change in the benchmark allocation to allow the Fund to put more assets into equities than before, at times a slight equity underweighting made sense given the uncertainty in the market.


SLIGHTLY DEFENSIVE ON THE BOND SIDE
In this environment, we have maintained our careful approach to fixed-income investing. We believe that successful fixed-income management begins with a top-down analysis of the economy, interest rates, and the supply of and demand for credit--and ends with extensive security analysis. As with our stock portfolio, we have also consolidated the management of our bond allocation. Brad Tank and Jeff Koch will serve as the Fund's fixed-income managers.

Given the current interest rate environment, we are keeping the interest-rate sensitivity of the bond portion of the portfolio somewhat lower than neutral. This is not a large-scale shift, but rather one intended to serve as a slight defensive measure. We remain confident that bonds represent a good value to investors.


OUTLOOK
Our outlook for the markets generally hinges on the direction of interest rates, which will be influenced by the pace of economic activity over the near term. As of the end of April, market sentiment appeared to hold that the Federal Reserve will only need to make modest adjustments to interest rates in order to achieve a slowdown in economic growth. We believe there is still some risk of higher interest rates, though.

The small increase in interest rates in March is unlikely to be enough to slow this economy in a meaningful way. Therefore, we intend to keep our bond portfolio's interest-rate positioning somewhat shorter than usual, making it less sensitive to any future increases in interest rates. However, with continued strong economic fundamentals and corporate earnings, we expect to find good opportunities for outperformance in both the bond and stock markets going forward.

We appreciate your confidence in the Strong Asset Allocation Fund. We look forward to serving your investment needs in the years to come.

Sincerely,




/s/ Bradley C. Tank
Bradley C. Tank
Lead Portfolio Manager
[PHOTO OF BRADLEY C. TANK]


================================================================================
                  GROWTH OF AN ASSUMED $10,000 INVESTMENT
                        From 12-30-81 to 4-30-97
================================================================================
[GRAPH]

       THE STRONG ASSET    S & P 500    Lipper Flexible
       ALLOCATION FUND      Index *    Portfolio Average *
12-81      10,000           10,000          10,000
12-82      13,320           12,154          12,762
12-83      19,344           14,895          15,136
12-84      21,233           15,830          15,783
12-85      25,345           20,852          19,758
12-86      29,818           24,745          22,702
12-87      29,733           26,044          24,312
12-88      32,466           30,369          26,621
12-89      36,103           39,992          31,224
12-90      37,107           38,751          31,047
12-91      44,393           50,557          38,898
12-92      45,823           54,408          41,984
12-93      52,468           59,892          46,553
12-94      51,678           60,683          45,626
12-95      63,028           83,487          57,007
12-96      69,616          102,655          64,691
4-97       70,252          111,701          66,282

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Flexible Portfolio Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

===============================
       AVERAGE ANNUAL
       TOTAL RETURNS(1)
        As of 4-30-97
===============================

     1-YEAR          7.77%

     3-YEAR         11.28%

     5-YEAR          9.85%

    10-YEAR          8.37%

SINCE INCEPTION     13.56%
 (on 12-30-81)
===============================


--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Flexible Portfolio Average represents funds which allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

THE STRONG EQUITY INCOME FUND


OUR  INTENT  IS TO LOWER  VOLATILITY  AND AIM THIS  FUND  TOWARD A  CONSERVATIVE
POSTURE.

The Strong Equity Income Fund seeks total return by investing for both income and capital growth. The Fund invests primarily in dividend-paying equity securities.

===========================================
            ASSET ALLOCATION
    Based on net assets as of 4-30-97
===========================================
[PIE CHART]

Common Stocks                      93.4%
Convertible Securities              5.0%
Short-Term Investments              1.6%
===========================================

STRONG PERFORMANCE CONTINUED
For the six months ended April 30, the Fund posted a total return of 13.18%. That's slightly below the 14.72% return of the S&P 500. We come out ahead of our peer group of funds that share our investment style, the Lipper Equity Income Funds Index, which returned 10.43% for the same period. As of April 30, assets under management stood at $79.1 million.*(1)

We achieved this performance while continuing our preference for large, well-established, dividend-paying companies. We believe these firms offer investors greater potential stability. These companies' financial strength (and the resulting flexibility), solid yield support from a steady stream of dividends, and ready liquidity make them attractive holdings for the core of this Fund. Our intent is to lower volatility and aim this Fund toward a conservative posture.

========================================================
                FIVE LARGEST HOLDINGS
           Based on net assets as of 4-30-97
========================================================

                                               % OF NET
SECURITY                 INDUSTRY               ASSETS
---------------------------------------------------------
Pitney Bowes, Inc.       Office Automation       1.7%
 .........................................................
The Bank of New York     Bank-Super Regional     1.5%
Company, Inc.
 .........................................................
BankAmerica Corporation  Bank-Money Center       1.5%
 .........................................................
Philips Electronics      Household Appliances
NV ADR                   and Furnishings         1.5%
 .........................................................
Banc One Corporation     Bank-Super Regional     1.4%
 .........................................................

Please see the Schedule of Investments  in Securities for
a complete  listing of the Fund's portfolio.
========================================================

AT TIMES A CONTRADICTORY MARKET
Continuing a trend from the preceding year, economic indicators sent somewhat contradictory signals. In 1997's early months, the stock market disregarded Federal Reserve Chairman Alan Greenspan's statements regarding its "irrational exuberance," and appreciated by approximately 10%.

Meanwhile, economic data continued to point to an economy that was in near perfect balance, with moderate growth, full employment, and modest inflation. Because investors were uncertain about how long such conditions could persist and about the future direction of interest rates, the market's ups and downs were fast and steep.

As 1997 progressed, the market came to the consensus that the Federal Reserve would have to raise interest rates at least slightly in order to cool growth down to a sustainable level. The first strong signal that the Fed would raise rates came when Chairman Greenspan testified before Congress in February.

His statements led to considerable market volatility, followed to an even greater degree by the market's reaction to the actual increase, which came in late March. Stock prices moved sharply lower in the aftermath of this hike, but within a month the Dow Jones Industrial Average had regained virtually all of the losses it had suffered.


A FOCUS ON LARGE-CAP STOCKS
Our focus on larger companies was helpful during the recent market turbulence. These companies generally have established, mature businesses, which allows them to weather times of uncertainty better than newer, smaller firms. Also, because the stocks of larger companies trade more frequently, their stocks tend to be less prone to abrupt, sharp changes in price than are smaller, less commonly traded issues. Finally, the dividend income that these stocks tend to pay also can support stock prices during market downturns.

The Fund uses the S&P 500 as a benchmark for its weightings in sectors and industries, varying from those as our own top-down research indicates. We consistently underweight the technology sector, as that sector offers few or no dividend-producing securities, and is among the most volatile. As we anticipated the Fed's rate increase, we lowered the Fund's exposure to the financials sector from an overweighting to a slight underweighting.

We added somewhat to our holdings in cyclical stocks,  in reaction to attractive
prices  and  an  economic   environment  that  seems  to  have  allowed  certain
more-cyclical industries to prosper.

OUTLOOK
For the next six months, we anticipate that moderate growth and low inflation will continue to be the dominant themes. In keeping with that, and with our overall investment style, we will likely maintain our focus on larger-company stocks from companies with these attributes: above-average growth in revenues and earnings, modest debt levels, superior return on equity, positive cash flow, and shareholder-oriented management.

Much of the direction of the stock market over the balance of the year will depend on the direction of interest rates and on the rate of growth in the economy. The gauges of economic growth that I look at point toward an economy that is in very good shape. Unemployment is low; average hourly earnings are up modestly from a year ago; consumer demand and confidence are high as well. When, for the first time in nearly two years, the Federal Reserve increased interest rates on March 25 by 0.25%, the move was argued by Chairman Greenspan to be pre-emptive in nature. We can hope that the Federal Reserve's foresight has indeed subdued any near to intermediate inflationary pressures and thus extended the life of the current business cycle.

With the market's near historical highs, a degree of caution is warranted even in a generally positive environment. We will continue to diversify the Fund's holdings among sectors and industries that we believe can enjoy future revenue and earnings growth.

Thank you for your investment in the Strong Equity Income Fund. We appreciate your confidence, and look forward to helping you pursue your financial goals.

Sincerely,




/s/ Rimas Milaitis
Rimas Milaitis
Portfolio Manager
[PHOTO OF RIMAS MILAITIS]

================================================================================
                  GROWTH OF AN ASSUMED $10,000 INVESTMENT
                        From 12-29-95 to 4-30-97
================================================================================
[GRAPH]

                                            Lipper
       THE STRONG EQUITY   S & P 500     Equity Income
         INCOME FUND        Index *       Funds Index *
12-95       10,000          10,000          10,000
3-96        11,053          10,536          10,432
6-96        11,296          11,009          10,700
9-96        11,817          11,349          10,965
12-96       12,810          12,295          11,788
3-97        13,091          12,625          12,038
4-97        13,752          13,379          12,396

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Equity Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================


===============================
        AVERAGE ANNUAL
       TOTAL RETURNS(1)
        As of 4-30-97
===============================

     1-YEAR         22.74%

SINCE INCEPTION     26.99%
(on 12-29-95)
===============================


--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Equity Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

THE STRONG AMERICAN UTILITIES FUND


ENERGY STOCKS CONTINUED TO CONTRIBUTE TO PORTFOLIO PERFORMANCE IN SPITE OF MILD WINTER WEATHER AND DECLINING OIL AND GAS PRICES.

The Strong American Utilities Fund seeks total return by investing for both income and capital growth. The Fund invests primarily in the equity securities of public utility companies headquartered in the United States.(1)

The Fund achieved a total return of 5.71% for the  six-month  period ended April
30. That figure compared favorably with a loss of 3.45% in the Standard and Poor's Utility Index and a gain of 4.63% by the Lipper Utility Funds Index.*(2)

===========================================
            ASSET ALLOCATION
    Based on net assets as of 4-30-97
===========================================
[PIE CHART]

Common Stocks                      94.6%
Short-Term Investments              5.4%
===========================================


RISING INTEREST RATES
The interest-rate climate remained challenging during the six-month period as interest rates, measured by the yield on the 30-year Treasury Bond, rose by the end of April to 6.96% from 6.64%. The Federal Reserve increased the fed funds rate by 0.25% on March 25, reinforcing expectations of rising interest rates. Subsequent to the rate hike, electric utilities experienced a broad-based price decline while the broad market averages have continued to rise. The resulting valuation of electric utilities relative to the broad market should provide downside protection in a falling market, and the opportunity for meaningful price appreciation in the event of an improving interest-rate climate.

========================================================
                FIVE LARGEST HOLDINGS
           Based on net assets as of 4-30-97
========================================================

                                               % OF NET
SECURITY                 INDUSTRY               ASSETS
---------------------------------------------------------
Ameritech Corporation    Telecommunication        10.8%
 .........................................................
SBC Communications, Inc. Telecommunication        10.6%
 .........................................................
TECO Energy              Electric Utility          6.2%
 .........................................................
SCANA Corporation        Electric Utility          5.5%
 .........................................................
The Southern Company     Electric Utility          5.4%
 .........................................................

Please see the Schedule of Investments in Securities for
a complete listing of the Fund's portfolio.
========================================================

===================================
        YIELD SUMMARY(2)
         As of 4-30-97
===================================

30-DAY ANNUALIZED YIELD    3.25%

===================================

POSITIVE DEVELOPMENTS IN TELEPHONE AND ENERGY
Over the six months, the Fund's holdings in telephone stocks were increased to 35.3% of net assets from 28.4%. Significantly, SBC Communications completed the acquisition of Pacific Telesis on April 1, and on April 24 the Justice Department said it would not challenge Bell Atlantic's proposed acquisition of NYNEX Corporation. SBC Communications, Bell Atlantic, NYNEX Corporation and Ameritech all experienced price appreciation in excess of 11%.

For the year ended December 31, 1996 and the quarter ended March 31, 1997, the telephone companies met our expectations of double-digit earnings growth, and we continue to expect good earnings growth for all of 1997. Dividends were increased by Ameritech, Alltel, Bell Atlantic and SBC Communications.

Energy stocks continued to contribute to portfolio performance in spite of mild winter weather and declining oil and gas prices. Good earnings growth, dividend increases, and stock buy-backs contributed to the price appreciation in the energy sector.


OPPORTUNITIES AMONG ELECTRIC UTILITIES
In contrast to the winter of 1995-1996, mild weather this past winter reduced earnings for the electric utilities. Nevertheless, we look for good investment returns from the utilities in the portfolio. Electric utility stocks continue to sell at prices that reflect substantial discounts to the average price/earnings ratio of the broad markets while earnings, factoring out weather, are growing and selected electrics are increasing their dividends. Three states have passed legislation that implements electric utility restructuring and is otherwise favorable to the utilities industry.


REGULATORY AND INTEREST-RATE UNCERTAINTY
Investor  concerns  over the impact of  regulation  on  electric  utilities  and telephone companies, when combined with fear of repeated interest-rate increases, have adversely affected the market prices for the stocks of some electric utilities and telephone companies. Regarding telephones, we are looking for resolution of major regulatory issues beginning in mid-1997. Similar uncertainty for electrics will diminish as more states pass favorable legislation. In our view, resolution of regulatory matters will lead to greater investor interest in telephone and electric stocks. As to interest rates, we believe the Fund can perform well in the absence of substantial and sustained increases in rates.

OUTLOOK
Our outlook remains positive. The accelerating trend of mergers and acquisitions should contribute to a higher level of excitement and interest in this sector, as well as short-term profit opportunities. Over time, this activity will result in fewer, bigger, and better companies in the industry. In addition, we anticipate a direct and strong positive impact on share prices over the next few years from company stock buy-backs, especially in the electric utility industry.

Both electric and telephone stocks have been generally out of favor for more than a year. We believe the investment prospects for certain companies are grossly underrated in the current market and present a long-term opportunity for investors.

As always, we appreciate your investment in the Strong American Utilities Fund, and we look forward to earning your continued confidence.

Sincerely,



/s/ William H. Reaves
William H. Reaves
Portfolio Manager
[PHOTO OF WILLIAM H. REAVES]


================================================================================
                  GROWTH OF AN ASSUMED $10,000 INVESTMENT
                        From 7-1-93 to 4-30-97
================================================================================
[GRAPH]


           THE STRONG
            AMERICAN       S&P Utilities    Lipper Utility
          UTILITIES FUND     Index *         Funds Index *
6-93         10,000          10,000             10,000
12-93        10,450          10,090             10,167
12-94        10,177           9,288              9,223
12-95        13,939          13,192             11,723
12-96        15,106          13,604             12,808
4-97         15,176          12,925             12,800

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's Utilities Index and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

===============================
        AVERAGE ANNUAL
       TOTAL RETURNS(2)
        As of 4-30-97
===============================

     1-YEAR         9.68%

     2-YEAR        16.68%

     3-YEAR        13.95%

SINCE INCEPTION    11.50%
 (on 7-1-93)
===============================


--------------------------------------------------------------------------------
* The S&P Utilities Index is an unmanaged index generally representative of U.S. utility stocks. The Lipper Utility Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The American Utilities Fund is a non-diversified sector fund. As such, it may concentrate its assets in fewer individual holdings than a diversified fund may, and it may concentrate its investments in the utilities sector. Therefore, the Fund is more exposed to individual stock volatility and negative market pressures in the utilities sector.

2 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change. Yields are historical and do not represent future yields, which will fluctuate.

THE STRONG TOTAL RETURN FUND


WE BELIEVE THAT OUTSTANDING COMPANIES WITH SUPERIOR EARNINGS, DIVIDEND, AND REVENUE GROWTH WILL OUTPERFORM THE MARKET OVER THE LONG TERM.

The Strong Total Return Fund seeks high total return by investing for capital growth and income. Using a conservative approach to equity management, the Fund emphasizes investments in large- to medium-size companies.

===========================================
            ASSET ALLOCATION
    Based on net assets as of 4-30-97
===========================================
[PIE CHART]

Common Stocks                      84.7%
Convertible Securities              5.5%
Short-Term Investments              9.8%
===========================================


LOOKING BACK
The first six months of the Fund's fiscal year can really be divided into two periods. First, in November and December 1996, the markets generally rallied as investors expected growth in the economy to slow to sustainable levels in the first quarter of 1997. However, by early 1997, the market recognized that the economy was stronger than previously forecasted. Furthermore, it became apparent that the Federal Reserve would need to raise short-term interest rates to slow economic growth and head off potential increases in inflation.

Rates rose significantly when Federal Reserve Chairman Alan Greenspan gave a strong signal that there would be a hike in the federal funds rate in March--as in fact there was. After the actual interest-rate increase hit, the stock market experienced weeks of significant volatility.

Although interest rates at the end of April remained higher than in November, the markets had stabilized within a month of the Fed's hike. Most investors appeared to believe that the increase in short-term interest rates needed to slow economic growth would be relatively small and short-lived. Although the period after the Fed's interest-rate hike was very volatile, overall this has been a positive environment for most larger-capitalization stocks.

For the six months, the S&P 500 registered accelerated growth, returning 14.72% for the period.* The bulk of that return, however, came from the very largest companies in the index--and because the index is weighted by its companies' market capitalizations, the largest firms have the greatest impact on the index's performance. We had smaller weightings in these firms, given our valuation targets. As a result, we experienced a slower-paced growth in the Fund. For the six months ended April 30, 1997, the Fund posted a total return of 5.05%.(1)


OUR FOCUS REMAINS THE SAME
Because stock valuations are quite high, our focus on finding solid companies at reasonable prices is particularly important now. We look for firms that exhibit accelerating sales and earnings; offer some unique, sustainable competitive advantage; are expanding market share; have good balance sheets; and are led by effective management teams.

We believe that outstanding companies with superior earnings, dividend, and revenue growth will outperform the market over the long term. Nonetheless, to help keep volatility within reasonable bounds we only intend to buy these stocks when their prices leave room for some appreciation over time.

============================================================
                FIVE LARGEST HOLDINGS
           Based on net assets as of 4-30-97
============================================================

                                                    % OF NET
SECURITY                 INDUSTRY                    ASSETS
------------------------------------------------------------
Monsanto Company         Chemical                      2.5%
 ............................................................
Warner-Lambert Company   Healthcare-Drug/Diversified   2.1%
 ............................................................
Danka Business           Office Automation             2.0%
Systems PLC
 ............................................................
E. I. du Pont de Nemours Diversified Operations        1.9%
& Company
 ............................................................
Pfizer, Inc.             Healthcare-Drug/Diversified   1.7%
 ............................................................
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
============================================================

OUTLOOK
Much of the S&P 500's rally has been quite narrow, dominated by 25 or so stocks that account for much of the runup. We expect that rally to broaden out somewhat, particularly if interest rates come down or remain stable.

A decline in interest rates may not come immediately, as the Federal Reserve is being vigilant about keeping inflation under control. Should the growth in the economy remain strong, the Fed may choose to raise rates again. Another hike may lead to a bout of volatility similar to the one that followed the March rate increase. We expect the economy to slow, but not to go into recession.

We have been reducing our exposure to interest rate sensitive stocks while increasing our exposure to large-capitalization technology stocks. This is the time to stay with high-quality, predictable companies, while paying attention to valuations.

Thank you for your investment in the Strong Total Return Fund. We look forward to helping you pursue your investment goals in the future.

Sincerely,




/s/ Ronald C. Ognar
Ronald C. Ognar




/s/ Ian J. Rogers
Ian J. Rogers
Portfolio Comanagers
[PHOTO OF RONALD C. OGNAR & IAN J. ROGERS]


================================================================================
                  GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-30-81 to 4-30-97
================================================================================
[GRAPH]

       THE STRONG                     Lipper Growth
      TOTAL RETURN      S & P 500      and Income
          FUND           Index *      Funds Index *
12-81    10,000          10,000          10,000
12-82    13,250          12,154          12,417
12-83    18,719          14,895          15,242
12-84    20,685          15,830          15,896
12-85    25,936          20,852          20,436
12-86    31,120          24,745          24,039
12-87    33,001          26,044          24,673
12-88    38,140          30,369          29,201
12-89    39,139          39,992          36,131
12-90    36,366          38,751          33,966
12-91    48,578          50,557          43,393
12-92    48,843          54,408          47,572
12-93    59,851          59,892          54,527
12-94    59,026          60,683          54,302
12-95    74,962          83,487          71,211
12-96    85,511         102,655          85,944
4-97     87,698         111,701          90,606

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

===============================
        AVERAGE ANNUAL
       TOTAL RETURNS(1)
        As of 4-30-97
===============================

     1-YEAR         10.25%

     3-YEAR         14.80%

     5-YEAR         13.20%

    10-YEAR          9.45%

SINCE INCEPTION     15.21%
 (on 12-30-81)
===============================


--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

THE STRONG GROWTH & INCOME FUND


OUR FOCUS ON LARGER COMPANIES WAS HELPFUL DURING THE RECENT MARKET TURBULENCE.

The Strong Growth and Income Fund seeks total return by investing for capital growth and income. The Fund invests primarily in companies that pay current dividends and offer earnings-growth potential.

===========================================
            ASSET ALLOCATION
    Based on net assets as of 4-30-97
===========================================
[PIE CHART]

Common Stocks                      96.3%
Convertible Securities              3.2%
Short-Term Investments              0.5%
===========================================


STRONG PERFORMANCE CONTINUED
For the six months ended April 30, the Fund posted a total return of 12.90%. That's slightly below the 14.72% return of the S&P 500. We come out ahead of our peer group of funds that share our investment style, the Lipper Growth and Income Funds Index, which returned 11.13% for the same period.*(1) As of April 30, assets under management stood at $128.9 million.

We achieved this performance while continuing our preference for large, well-established, dividend-paying companies. We believe these firms offer investors greater potential stability. These companies' financial strength (and the resulting flexibility), solid yield support from a steady stream of dividends, and ready liquidity make them attractive holdings for the core of this Fund.

============================================================
                FIVE LARGEST HOLDINGS
           Based on net assets as of 4-30-97
============================================================

                                                    % OF NET
SECURITY                 INDUSTRY                    ASSETS
------------------------------------------------------------
The Bank of New York     Bank-Super Regional           1.5%
Company, Inc.
 ............................................................
BankAmerica Corporation  Bank-Money Center             1.5%
 ............................................................
Intel Corporation        Electronics-                  1.5%
                         Semiconductor/Component
 ............................................................
Texas Instruments, Inc.  Electronics-                  1.4%
                         Semiconductor/Component
 ............................................................
Philips Electronics    Household Appliances          1.4%
NV ADR                 and Furnishings
 ............................................................

Please see the Schedule of Investments in Securities for a
complete listing of the Fund's portfolio.
============================================================

AT TIMES A CONTRADICTORY MARKET
Continuing a trend from the preceding year, economic indicators sent somewhat contradictory signals. In 1997's early months, the stock market disregarded Federal Reserve Chairman Alan Greenspan's statements regarding its "irrational exuberance," and appreciated by approximately 10%.

Meanwhile, economic data continued to point to an economy that was in near perfect balance, with moderate growth, full employment, and modest inflation. Because investors were uncertain about how long such conditions could persist and about the future direction of interest rates, the market's ups and downs were fast and steep.

As 1997 progressed, the market came to the consensus that the Federal Reserve would have to raise interest rates at least slightly in order to cool growth down to a sustainable level. The first strong signal that the Fed would raise rates came when Chairman Greenspan testified before Congress in February.

His statements led to considerable market volatility, followed to an even greater degree by the market's reaction to the actual increase, which came in late March. Stock prices moved sharply lower in the aftermath of this hike, but within a month the Dow Jones Industrial Average had regained virtually all of the losses it had suffered.


THE FUND'S FOCUS WAS SUITED TO THIS ENVIRONMENT
Our focus on larger companies was helpful during the recent market turbulence. These companies generally have established, mature businesses, which allows them to weather times of uncertainty better than newer, smaller firms. Also, because the stocks of larger companies trade more frequently, their stocks tend to be less prone to abrupt, sharp changes in price than are smaller, less commonly traded issues. Finally, the dividend income that these stocks tend to pay also can support stock prices during market downturns.

The Fund uses the S&P 500 as a benchmark for its weightings in sectors and industries, varying from those as our own top-down research indicates. As we anticipated the Fed's rate increase, we lowered the Fund's exposure to the financials sector from an overweighting to a slight underweighting. We also sold off shares in the technology sector, as that industry came under intense pressure when earnings expectations and investor psychology turned negative.

We added somewhat to our holdings in cyclical stocks,  in reaction to attractive
prices  and  an  economic   environment  that  seems  to  have  allowed  certain
more-cyclical industries to prosper.

OUTLOOK
For the next six months, we anticipate that moderate growth and low inflation will continue to be the dominant themes. In keeping with that, and with our overall investment style, we will likely maintain our focus on larger-company stocks from companies with these attributes: above-average growth in revenues and earnings, modest debt levels, superior return on equity, positive cash flow, and shareholder-oriented management. We will, however, also selectively consider some smaller companies for their growth potential.

Much of the direction of the stock market over the balance of the year will depend on the direction of interest rates and on the rate of growth in the economy. The gauges of economic growth that I look at point toward an economy that is in very good shape. Unemployment is low; average hourly earnings are up modestly from a year ago; consumer demand and confidence are high as well. When, for the first time in nearly two years, the Federal Reserve increased interest rates on March 25 by 0.25%, the move was argued by Chairman Greenspan to be pre-emptive in nature. We can hope that the Federal Reserve's foresight has indeed subdued any near to intermediate inflationary pressures and thus extended the life of the current business cycle.

With the market near historical highs, a degree of caution is warranted even in a generally positive environment. We will continue to diversify the Fund's holdings among sectors and industries that we believe can enjoy future revenue and earnings growth.

Thank you for your investment in the Strong Growth and Income Fund. We appreciate your confidence, and look forward to helping you pursue your financial goals.

Sincerely,




/s/ Rimas Milaitis
Rimas Milaitis
Portfolio Manager
[PHOTO OF RIMAS MILAITIS]

================================================================================
                  GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-30-81 to 4-30-97
================================================================================
[GRAPH]

        THE STRONG                  Lipper Growth
        GROWTH AND     S & P 500     and Income
        INCOME FUND     Index *     Funds Index *
12-95      10,000       10,000         10,000
3-96       11,145       10,536         10,574
6-96       11,556       11,009         10,845
9-96       12,078       11,349         11,195
12-96      13,191       12,295         12,068
3-97       13,306       12,625         12,271
4-97       14,021       13,379         12,724

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

===============================
        AVERAGE ANNUAL
       TOTAL RETURNS(1)
        As of 4-30-97
===============================

     1-YEAR         22.72%

SINCE INCEPTION     28.85%
 (on 12-29-95)
===============================


--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

SCHEDULES OF INVESTMENTS IN SECURITIES               April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG ASSET ALLOCATION FUND
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 57.5%
AEROSPACE & DEFENSE 1.4%
B.F. Goodrich & Company                             39,100     $  1,559
Thiokol Corporation                                 31,600        2,062
                                                               --------
                                                                  3,621
AIRLINE 0.3%
Air New Zealand, Ltd. Class B                       87,000          251
Delta Air Lines, Inc.                                1,500          138
Korean Airline Company, Ltd. (b)                    12,100          219
Thai Airways International PCL (Fgn Reg)           130,000          189
                                                               --------
                                                                    797
AUTO & TRUCK PARTS 0.5%
Lear Corporation (b)                                40,000        1,430

AUTOMOBILE 0.4%
Ford Motor Company                                  17,500          608
Vickers PLC                                        111,000          382
                                                               --------
                                                                    990
BANK - MONEY CENTER 0.5%
Citicorp                                             7,900          890
Commerzbank AG                                       9,000          241
The Development Bank of Singapore, Ltd. (Fgn Reg)   13,000          155
                                                               --------
                                                                  1,286
BANK - REGIONAL 1.1%
First American Corporation                          22,000        1,441
First Security Corporation                          40,000        1,425
                                                               --------
                                                                  2,866
BANK - SUPER REGIONAL 0.4%
Barnett Banks, Inc.                                  3,500          171
U.S. Bancorp                                        16,000          914
                                                               --------
                                                                  1,085
BEVERAGE - ALCOHOLIC 0.7%
Anheuser-Busch Companies, Inc.                       3,600          154
The Seagram Company, Ltd.                           45,000        1,721
                                                               --------
                                                                  1,875
BEVERAGE - SOFT DRINK 0.1%
The Coca-Cola Company                                2,800          178

BROKERAGE & INVESTMENT MANAGEMENT 1.6%
Apartment Investment & Management Company
  Class A                                            5,600          155
Bradley Real Estate, Inc.                            8,400          161
Equity Residential Properties Trust                 39,900        1,746
Franklin Resources, Inc.                             2,800          165
Kay Hian James Capel Holdings, Ltd.                250,000          242
Manufactured Home Communities, Inc.                 60,000        1,260
Merry Land & Investment Company, Inc.                1,500           31
Nomura Securities Company, Ltd.                      9,000          100
Peregrine Investment Holdings, Ltd.                 67,000          103
Peregrine Investment Holdings, Ltd. Warrants,
  Expire 5/15/98 (b)                                25,500            4
Santa Anita Realty Enterprises, Inc.                 5,100          150
Ssangyong Investment & Securities
  Company, Ltd. (b)                                 25,000          160
Weeks Corporation                                      900           28
                                                               --------
                                                                  4,305
CHEMICAL 0.1%
The Dow Chemical Company                             2,000          170

CHEMICAL - SPECIALTY 0.6%
Air Products & Chemicals, Inc.                       2,300          165
Cabot Corporation                                    6,500          143
Morton International, Inc.                           3,800          159
Praxair, Inc.                                       21,000        1,084
                                                               --------
                                                                  1,551
CLOSED-END FUND 0.4%
The Central European Growth Fund PLC (b)           481,000          548
The Fleming Poland Fund, Ltd. Redeemable
  Participating Preference `A' Shares (b)           20,510          218
The Fleming Poland Fund, Ltd. Warrants,
  Expire 1/31/99 (b)                                 5,102           13
The R.O.C. Taiwan Fund (b)                           9,600          124
Vietnam Frontier Fund (b)                           25,000          231
                                                               --------
                                                                  1,134
COMMERCIAL SERVICE 1.7%
ADT, Ltd. (b)                                       68,200        1,867
Billing Information Concepts Corporation (b)         6,700          160
Comdisco, Inc.                                      70,000        2,222
DeVry, Inc. (b)                                      6,300          139
Universal Outdoor Holdings, Inc. (b)                 5,400          147
                                                               --------
                                                                  4,535
COMPUTER - MAINFRAME 0.2%
International Business Machines Corporation          4,300          691

COMPUTER - PERIPHERAL EQUIPMENT 0.8%
EMC Communications Corporation (b)                   3,900          142
Seagate Technology, Inc. (b)                        42,500        1,950
                                                               --------
                                                                  2,092
COMPUTER SERVICE 0.1%
America Online, Inc. (b)                             3,300          149
Fiserv, Inc. (b)                                     3,900          147
                                                               --------
                                                                    296
COMPUTER SOFTWARE 0.8%
Cabletron Systems, Inc. (b)                          4,800          166
Computer Associates International, Inc.              3,500          182
Imagineer Company, Ltd. (b)                          7,200          229
INSO Corporation (b)                                 3,900           82
Sterling Commerce, Inc. (b)                          5,100          132
Wang Labs, Inc. (b)                                 70,000        1,216
                                                               --------
                                                                  2,007
CONGLOMERATE 1.0%
Gemina Spa (b)                                      18,300            7
Guinness Peat Group PLC                          1,071,291          661
Guoco Group, Ltd.                                   75,000          356
Jardine Matheson Holdings, Ltd.                     64,371          354
Keppel Corporation, Ltd.                            92,500          403
Lonrho PLC                                          29,208           65
Loxley PCL (Fgn Reg)                                25,000           83
Mitsubishi Corporation                              34,000          319
Oerlikon - Buehrle Holding AG `R' (b)                3,000          297
Technology Resources Industries BHD (b)            119,000          218
                                                               --------
                                                                  2,763
CONSUMER - MISCELLANEOUS 1.1%
Amway Asia Pacific, Ltd.                            32,500        1,365
Jostens, Inc.                                       50,000        1,194
Leica Camera AG (b)                                  7,500          230
SMH (Suisse Microelectronique et d'Horlogerie)         400          227
                                                               --------
                                                                  3,016
CONTAINER 0.8%
Crown Cork & Seal, Inc.                             40,000        2,190

COSMETIC & PERSONAL CARE 1.5%
Avon Products, Inc.                                 20,000        1,232
Dial Corporation                                   105,000        1,628
The Gillette Company                                 9,600          816
Shiseido Company, Ltd.                              22,000          315
                                                               --------
                                                                  3,991
DIVERSIFIED OPERATIONS 1.1%
American Standard Companies, Inc. (b)                3,600          151
Loews Corporation                                   15,000        1,378
Olin Corporation                                     3,800          156
Textron, Inc.                                       12,000        1,337
                                                               --------
                                                                  3,022
ELECTRIC POWER 0.8%
NIPSCO Industries, Inc.                              3,800          150
Public Service Company of Colorado                  54,000        2,093
                                                               --------
                                                                  2,243
ELECTRICAL EQUIPMENT 0.7%
Emerson Electric Company                             1,300           66
General Electric Company                            15,000        1,663
Teleflex, Inc.                                       2,900          167
                                                               --------
                                                                  1,896

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG ASSET ALLOCATION FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTATION 2.6%
Fisher Scientific International, Inc.               78,000     $  3,305
Thermo Electron Corporation (b)                     60,000        2,070
Thermo Instrument Systems, Inc. (b)                 47,500        1,490
                                                               --------
                                                                  6,865
ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.6%
Altera Corporation (b)                              36,000        1,784
Anadigics, Inc. (b)                                  4,600          130
Cypress Semiconductor, Inc. (b)                     52,600          730
Kemet Corporation (b)                                7,200          140
KLA Instruments Corporation (b)                     40,000        1,780
Teradyne, Inc. (b)                                  70,000        2,293
Xilinx, Inc. (b)                                     2,200          108
                                                               --------
                                                                  6,965
ENGINEERING & CONSTRUCTION 0.1%
Ohmoto Gumi Company, Ltd.                           10,000           80
Semen Cibinong PT (Fgn Reg)                         54,000          147
                                                               --------
                                                                    227
FINANCE - MISCELLANEOUS 0.5%
Hong Leong Finance, Ltd. (Fgn Reg)                  89,000          276
Keppel Bank                                        166,000          434
Liechtenstein Global Trust AG                          530          291
PMT Services, Inc. (b)                              12,500          148
SGS (Societe Generale de Surveillance)
  Holdings SA                                          140          290
                                                               --------
                                                                  1,439
FOOD 2.5%
Campbell Soup Company                                  700           36
H.J. Heinz Company                                   3,800          158
Hershey Foods Corporation                            3,200          174
Interstate Bakeries Corporation                     30,000        1,556
Louis Dreyfus Citrus (b)                             7,300          262
McCormick & Company, Inc.                           67,500        1,595
Nestle AG                                              495          601
Ralston Purina Company - Ralston Purina Group       25,000        2,059
Sara Lee Corporation                                 3,900          164
                                                               --------
                                                                  6,605
HEALTHCARE - DRUG/DIVERSIFIED 0.8%
Abbott Laboratories                                  2,700          165
Ivax Corporation                                    17,300          131
Johnson & Johnson                                   22,000        1,347
Novartis AG                                            200          263
Pfizer, Inc.                                         1,800          173
Zeneca Group PLC (b)                                 5,200          157
                                                               --------
                                                                  2,236
HEALTHCARE - INSTRUMENTATION 0.4%
Medtronic, Inc.                                     15,000        1,039

HEALTHCARE - MEDICAL SUPPLY 0.1%
Amerisource Distribution Corporation Class A (b)     3,100          138
Becton, Dickinson & Company                          3,400          157
                                                               --------
                                                                    295
HEALTHCARE - PATIENT CARE 2.7%
Columbia/HCA Healthcare Corporation                  4,400          154
Compdent Corporation (b)                             5,400           87
Medpartners, Inc. (b)                              117,700        2,148
PacifiCare Health Systems, Inc. Class A (b)          2,000          154
Quorum Health Group, Inc. (b)                       77,500        2,412
United Dental Care, Inc. (b)                         5,500          121
Vencor, Inc. (b)                                    45,000        1,873
WellPoint Health Networks, Inc. (b)                  3,600          152
                                                               --------
                                                                  7,101
HEALTHCARE - PRODUCT 0.2%
R.P. Scherer Corporation (b)                        12,500          575

HOUSEHOLD APPLIANCES & FURNISHINGS 0.7%
Philips Electronics NV ADR                           7,500          401
Sunbeam Corporation                                 43,000        1,365
Tupperware Corporation                               4,400          146
                                                               --------
                                                                  1,912
HOUSING RELATED 0.5%
RPM, Inc.                                           75,000        1,256

INSURANCE - LIFE 0.7%
Equitable of Iowa Companies                         35,000        1,711
Reliastar Financial Corporation                      2,500          151
                                                               --------
                                                                  1,862
INSURANCE - MULTI-LINE 0.7%
Horace Mann Educators Corporation                   37,000        1,734

INSURANCE - PROPERTY & CASUALTY 1.8%
Hartford Financial Services Group                   37,200        2,771
Mid Ocean, Ltd.                                     25,000        1,147
Partners RE, Ltd. ADR                               22,000          740
                                                               --------
                                                                  4,658
LEISURE PRODUCT 0.1%
Harley-Davidson, Inc.                                3,900          154

LEISURE SERVICE 1.7%
CDL Hotels International, Ltd.                     588,075          256
CDL Hotels New Zealand, Ltd. (b)                   638,000          234
Choice Hotels Holdings, Inc. (b)                    90,000        1,260
Club Mediterranee SA                                 3,500          271
CNET, Inc. (b)                                       6,300          128
HFS, Inc. (b)                                       22,000        1,304
International Game Technology                        9,000          143
Sydney Aquarium, Ltd.                              137,000          406
Toho Company                                         4,090          547
Tourism Holdings, Ltd.                               5,000            8
                                                               --------
                                                                  4,557
MACHINE TOOL 0.1%
Applied Power, Inc.                                  3,200          136

MACHINERY - AGRICULTURE 0.3%
AGCO Corporation                                    35,000          906

MACHINERY - MISCELLANEOUS 0.7%
Briggs & Stratton Corporation                        3,600          177
Bukaka Teknik Utama PT (Fgn Reg)                    89,000           56
Greenwich Air Services, Inc.                         5,600          155
Ingersoll Rand Company                              32,100        1,577
                                                               --------
                                                                  1,965
MACHINERY - TRANSPORTATION EQUIPMENT
  & PARTS 0.5%
Cummins Engine Company, Inc.                        16,900          949
Zucchini Spa (b)                                    65,000          431
                                                               --------
                                                                  1,380
MEDIA - PUBLISHING 0.1%
Matichon PCL (Fgn Reg)                              92,000          254
McGraw-Hill, Inc.                                    3,000          153
                                                               --------
                                                                    407
MEDIA - RADIO/TV 1.7%
American Telecasting, Inc. Warrants,
  Expire 8/10/00 (b)                                   350            0
Comcast UK Cable Partners, Ltd. Class A ADR (b)     25,000          284
Cox Communications, Inc. Class A (b)                68,800        1,342
News Corporation Exchange Trust Warrants
  (Acquired 11/04/96; Cost $1,831)(b)(d)            50,000        1,825
Tele-Communications, Inc. Class A (b)               80,000        1,105
                                                               --------
                                                                  4,556
METAL PRODUCTS & FABRICATION 0.1%
Illinois Tool Works, Inc.                            1,800          164

METALS & MINING 1.0%
Ashanti Goldfields Company, Ltd. GDR                20,000          237
Normandy Mining, Ltd.                              515,514          632
Reynolds Metals Company                             25,500        1,731
                                                               --------
                                                                  2,600
NATURAL GAS DISTRIBUTION 0.9%
Columbia Gas Systems, Inc.                           2,600          161
ENSERCH Corporation                                  7,700          151
Questar Corporation                                  4,300          163

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG ASSET ALLOCATION FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
Sonat, Inc.                                         30,000     $  1,714
The Williams Companies, Inc.                         3,300          145
                                                               --------
                                                                  2,334
OFFICE AUTOMATION 0.1%
Pitney Bowes, Inc.                                   2,900          186

OIL - INTERNATIONAL INTEGRATED 0.7%
Mobil Corporation                                      400           52
Royal Dutch Petroleum Company                          900          162
Texaco, Inc.                                        10,700        1,129
YPF Sociedad Anonima ADR                            18,000          497
                                                               --------
                                                                  1,840
OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 0.2%
Forcenergy, Inc. (b)                                 5,600          174
Gulf Canada Resources, Ltd. ADR (b)                 17,600          143
Noble Affiliates, Inc.                               4,100          147
                                                               --------
                                                                    464
OIL - NORTH AMERICAN INTEGRATED 0.9%
Amoco Corporation                                   16,800        1,405
Ashland, Inc.                                        3,500          156
Ultramar Diamond Shamrock Corporation               30,000          964
                                                               --------
                                                                  2,525
OIL WELL EQUIPMENT & SERVICE 2.5%
ENSCO International, Inc. (b)                       25,500        1,211
Global Industries, Ltd. (b)                          7,500          157
Marine Drilling Companies, Inc. (b)                  9,500          150
Noble Drilling Corporation (b)                     120,000        2,085
Rowan Companies, Inc. (b)                            7,700          139
Schlumberger, Ltd.                                  13,000        1,440
Tidewater, Inc.                                      3,500          140
Transocean Offshore, Inc.                            2,500          152
Weatherford Enterra, Inc. (b)                       35,000        1,111
                                                               --------
                                                                  6,585
PAPER & FOREST PRODUCTS 1.5%
Bowater, Inc.                                       34,600        1,496
Consolidated Papers, Inc.                           16,000          860
Fletcher Challenge, Ltd. Forestry Division         182,263          251
Georgia-Pacific Corporation                         16,100        1,256
                                                               --------
                                                                  3,863
POLLUTION CONTROL 0.1%
Allied Waste Industries, Inc. (b)                   15,000          167
WMX Technologies, Inc.                               5,200          153
                                                               --------
                                                                    320
PRECIOUS METAL/GEM/STONE 0.1%
De Beers Consolidated Mines, Ltd. ADR                4,100          148

REAL ESTATE 0.6%
Ciputra Development PT (Fgn Reg)                   287,000          254
Diamond City Company                                36,000          198
Hong Kong Land Holdings, Ltd.                       84,000          175
Kiwi Income Property Trust                         340,000          261
Shortland Properties, Ltd.                         761,500          485
Signature Resorts, Inc. (b)                          6,100          135
Singapore Land, Ltd.                                40,000          187
                                                               --------
                                                                  1,695
RETAIL - DISCOUNT & VARIETY 0.1%
Dollar General Corporation                           4,900          155

RETAIL - DRUG STORE 1.1%
Rite Aid Corporation                                32,500        1,495
Walgreen Company                                    28,600        1,316
                                                               --------
                                                                  2,811
RETAIL - FOOD CHAIN 0.0%
Familymart, Inc.                                       660           24

RETAIL - MAJOR CHAIN 0.2%
Dayton Hudson Corporation                            3,800          171
Magazine Zum Globus Registered Shares                  500          256
Wal-Mart Stores, Inc.                                5,300          150
                                                               --------
                                                                    577
RETAIL - RESTAURANT 0.1%
Rainforest Cafe, Inc. (b)                            7,400          177

RETAIL - SPECIALTY 1.1%
AutoZone, Inc. (b)                                  60,000        1,470
Central Garden & Pet Company (b)                     8,000          160
The Home Depot, Inc.                                17,200          998
MSC Industrial Direct Company, Inc. Class A (b)      4,600          141
PETsMART, Inc. (b)                                   8,500          143
                                                               --------
                                                                  2,912
SAVINGS & LOAN 0.1%
Washington Mutual, Inc.                              3,100          153

SHOE & APPAREL MANUFACTURING 0.2%
Holding di Partecipazioni Industriali Spa (b)      260,300          142
NIKE, Inc. Class B                                   2,100          118
Saha Union PCL (Fgn Reg)                           250,000          201
Wolverine World Wide, Inc.                           4,000          161
                                                               --------
                                                                    622
SOAP & CLEANING PREPARATION 0.1%
Colgate Palmolive Company                            1,400          155

STEEL 0.6%
Chubu Steel Plate Company, Ltd.                     47,000          222
UCAR International, Inc.                            30,000        1,260
                                                               --------
                                                                  1,482
TELECOMMUNICATION EQUIPMENT 0.7%
Nokia Corporation Sponsored ADR                     29,700        1,919

TELECOMMUNICATION SERVICE 1.3%
American Communications Services, Inc. Warrants,
  Expire 11/01/05
  (Acquired 3/22/96; Cost $107)(b)(d)                1,750           61
International Wireless Holding Company Warrants,
  Expire 8/15/01
  (Acquired 8/09/96; Cost $0)(b)(d)                  4,000            0
Nextel Communications, Inc. Class A (b)             10,400          137
Nippon Telegraph & Telephone Corporation (b)            48          338
NTL, Inc. (b)                                        7,600          148
Telecommunicacoes Brasileiras SA Sponsored ADR       3,000          345
U.S. West, Inc. Media Group (b)                    140,000        2,415
                                                               --------
                                                                  3,444
TELEPHONE 1.3%
BellSouth Corporation                               22,500        1,001
Cincinnati Bell, Inc.                                2,600          146
SBC Communications, Inc.                            40,000        2,220
Telephone & Data Systems, Inc.                       4,100          152
                                                               --------
                                                                  3,519
TOBACCO 0.9%
American Brands, Inc.                               43,200        2,322

TRANSPORTATION SERVICE 0.2%
Flughafen Wien AG                                   10,000          414
                                                               --------
TOTAL COMMON STOCKS (COST $145,941)                             152,270

PREFERRED STOCKS 5.1%
California Federal Bank, A Federal Savings Bank,
  Los Angeles, Series B, 10.625%                    18,300        1,975
IFI Istituto Finanziario (Acquired 1/23/97;
  Cost $520)(d)                                     42,000          507
The News Corporation, Ltd.                         141,897          542
Nextlink Communications 14.00%
  (Acquired 4/04/97; Cost $2,101)(d)                50,000        2,375
Panamsat International Systems, Inc. 12.75%
  Senior                                             2,197        2,629
Time Warner, Inc. 10.25% Exchangeable Series K       5,128        5,551
                                                               --------
TOTAL PREFERRED STOCKS (COST $13,491)                            13,579

CONVERTIBLE PREFERRED STOCKS 0.4%
Tosco Financing Trust 5.75%
  (Acquired 12/10/96 - 2/28/97; COST $859)(d)       17,000          948

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG ASSET ALLOCATION FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS 1.7%
Apache Corporation Subordinated Debentures,
  6.00%, Due 1/15/02 (Acquired 8/09/96;
  Cost $1,392) (d)                                  $1,200     $  1,446
Hexcel Corporation Subordinated Notes, 7.00%,
  Due 8/01/03                                        1,500        1,965
North American Vaccine, Inc. Subordinated Notes,
  6.50%, Due 5/01/03 (Acquired 5/01/96 - 11/05/96;
  Cost $1,184) (d)                                   1,200        1,149
                                                               --------
TOTAL CONVERTIBLE BONDS (COST $4,109)                             4,560

CORPORATE BONDS 11.0%
CalEnergy, Inc. Senior Notes, 9.50%, Due 9/15/06     1,500        1,560
Coast Savings Financial, Inc. Senior Notes, 10.00%,
  Due 3/01/00                                          250          262
First Nationwide Parent Holdings, Ltd. Senior
  Exchange Notes, 12.50%, Due 4/15/03                1,500        1,650
Food 4 Less Holdings, Inc. Senior Subordinated
  Debentures, 13.625%, Due 6/15/07                   1,500        1,640
International Wireless Communications Holdings,
  Inc. Senior Discount Notes, Zero %, Due 8/15/01    3,000        1,635
Kelley Oil & Gas Corporation Senior Subordinated
  Notes, 10.375%, Due 10/15/06                       2,000        1,990
Motors & Gears, Inc. Senior Notes, Series A, 10.75%,
  Due 11/15/06 (Acquired 11/01/96; Cost $1,008)(d)   1,000        1,000
News America Holdings, Inc. Senior Debentures,
  7.75%, Due 1/20/24                                 3,800        3,547
Nextlink Communications LLC Senior Notes,
  12.50%, Due 4/15/06                                1,500        1,560
Noble Drilling Corporation Senior Notes, 9.125%,
  Due 7/01/06                                        2,500        2,663
North Fork Bancorp Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26 (Acquired
  12/23/96; Cost $3,985) (d)                         4,000        3,900
Pagemart, Inc. Senior Discount Notes, Zero %,
  Due 11/01/03                                       1,000          795
Paging Network, Inc. Senior Subordinated Notes,
  11.75%, Due 5/15/02                                  110          117
Panamsat LP/ Panamsat Capital Corporation Senior
  Secured Notes, 9.75%, Due 8/01/00                  1,105        1,160
Teekay Shipping Corporation Guaranteed First
  Preferred Mortgage Notes, 8.32%, Due 2/01/08       2,000        1,965
U.S. Air, Inc. Guaranteed Senior Notes, 10.00%,
  Due 7/01/03                                          500          514
USAir 1993-A Pass-Thru Trust Certificates, Series
  1993-A2, 9.625%, Due 9/01/03                       1,675        1,688
Western Wireless Corporation Senior Subordinated
  Notes, 10.50%, Due 2/01/07                         1,500        1,483
                                                               --------
TOTAL CORPORATE BONDS (COST $29,087)                             29,129

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 5.0%
Aircraft Lease Portfolio Securitization Pass-Thru
  Trust Certificates, Series 1996-1, Class D, 12.75%,
  Due 6/15/06 (Acquired 6/18/96; Cost $2,498)(d)     2,498        2,673
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates:
  Series 1993-2, Class A-3, 7.50%, Due 3/25/33           1            1
  Series 1994-MHC1, Class A-1X, Interest Only,
  5.5227%, Due 4/25/11                               4,385           32
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G, Class A-Z1,
  9.50%, Due 12/25/21                                  944          959
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1992-5, Class M, 8.00%,
  Due 3/25/22                                        2,996        2,953
MDC Asset Investors Trust V Collateralized
  Mortgage Obligation, Class V-2, 9.325%,
  Due 12/01/17                                          71           71
RTC Variable Rate Mortgage Pass-Thru Securities,
  Inc., Series 1992-7, Class A-3, 7.3901%,
  Due 3/25/22                                        2,071        2,081
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage Bonds,
  Series 1992-C, Class 3-A, 11.7531%, Due 11/25/30     427          451
Westam Mortgage Financial Corporation
  Collateralized Mortgage Bonds, Series 10,
  Class 10-D, Principal Only, Due 7/26/18            6,446        3,964
                                                               --------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $13,239)                                      13,185

UNITED STATES GOVERNMENT & AGENCY
  ISSUES 7.7%
FHLMC Guaranteed Multiclass Mortgage
  Participation Certificates:
  Series 1181, Class 1181-G, 7.50%, Due 8/15/05        313          316
  Series 1257, Class 1257-J, 7.00%, Due 4/15/07        184          179
FHLMC Guaranteed Pass-Thru Certificates:
  9.50%, Due 1/01/06                                   144          150
  10.25%, Due 3/01/15                                  169          183
  10.50%, Due 1/01/16                                   30           33
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates, 11.00%,
  Due 10/01/00 thru 11/01/00                           150          159
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates, Series 1992-137,
  Class BA, 3.50%, Due 1/25/17                         452          430
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Variable Rate Pass-Thru Certificates,
  Series G92-61, Class FJ, 5.86%, Due 10/25/22         579          564
GNMA Guaranteed Pass-Thru Certificates:
  7.50%, Due 12/15/07                                2,193        2,220
  10.25%, Due 10/15/98                                   7            8
Small Business Administration Guaranteed Loan
  Pool #440019, Interest Only Custodial Receipts,
  Series 1993-1A, 2.531%, Due 2/15/18               17,857        1,741
United States Treasury Bonds, 6.50%, Due 11/15/26    2,830        2,656
United States Treasury Notes:
  6.25%, Due 3/31/99 (e)                             2,650        2,649
  6.50%, Due 10/15/06                                2,320        2,281
  6.75%, Due 4/30/00                                 2,100        2,118
  7.25%, Due 8/15/04                                 3,000        3,095
  7.75%, Due 12/31/99                                1,520        1,569
                                                               --------
TOTAL UNITED STATES GOVERNMENT & AGENCY
  ISSUES (COST $20,863)                                          20,351

OPTIONS 0.2%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of $100 beginning 4/09/04 and
  expiring 4/09/25.) (COST $440)                     9,500          497

SHORT-TERM INVESTMENTS (a) 12.6%
COMMERCIAL PAPER 0.6%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.26%     $   86           86
Johnson Controls, Inc., 5.28%                        1,148        1,148
Sara Lee Corporation, 5.23%                            404          404
Warner Lambert Company, 5.23%                           67           67
                                                               --------
                                                                  1,705
CORPORATE BONDS 0.6%
Chrysler Financial Corporation Medium Term
  Notes, 6.21%, Due 7/21/97                            200          200
Russia Sovereign Risk Notes, Zero %, Due 6/18/97     1,500        1,470
                                                               --------
                                                                  1,670
REPURCHASE AGREEMENT 11.3%
Goldman, Sachs & Company, Inc.  (Collateralized
  by:  $29,800 United States Treasury Bonds,
  9.125%, Due 5/15/18), 5.27%, Due 5/01/97 (f)      29,800       29,800

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG ASSET ALLOCATION FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills:
  Due 7/10/97 (c)                                     $ 40     $     40
  Due 7/17/97 (c)                                      110          109
                                                               --------
                                                                    149
                                                               --------
TOTAL SHORT-TERM INVESTMENTS (COST $33,329)                      33,324
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $261,358) 101.2%                                        267,843
Other Assets and Liabilities, Net (1.2%)                         (3,084)
                                                               --------
NET ASSETS 100.0%                                              $264,759
                                                               ========


FUTURES
-------
                                                UNDERLYING      UNREALIZED
                                               FACE AMOUNT     APPRECIATION
                                  EXPIRATION    AT VALUE      (DEPRECIATION)
                                     DATE     (In Thousands)  (In Thousands)
--------------------------------------------------------------------------------
Purchased:
  20 Two-Year U.S.Treasury Notes     6/97        $5,580           ($10)
  53 Five-Year U.S.Treasury Notes    6/97         4,110            (24)
  28 Ten-Year U.S.Treasury Notes     6/97         2,995             (9)
Sold:
  20 Ten-Year U.S.Treasury Notes     6/97        (2,139)             8
  70 U.S. Treasury Bonds             6/97        (7,650)            85


                                                 PERCENTAGE OF
COUNTRY DIVERSIFICATION                           NET ASSETS
---------------------------------------------------------------
United States ........................................ 90.7%
Hong Kong ............................................  1.0
Japan ................................................  0.9
New Zealand ..........................................  0.8
Russia ...............................................  0.8
Switzerland ..........................................  0.8
Bermuda ..............................................  0.7
Canada ...............................................  0.7
Finland ..............................................  0.7
Australia ............................................  0.6
Singapore ............................................  0.6
Italy ................................................  0.4
Thailand .............................................  0.3
United Kingdom .......................................  0.3
Argentina ............................................  0.2
France ...............................................  0.2
Germany ..............................................  0.2
Indonesia ............................................  0.2
Netherlands ..........................................  0.2
Austria ..............................................  0.1
Brazil ...............................................  0.1
Ghana ................................................  0.1
Malaysia .............................................  0.1
Poland ...............................................  0.1
South Africa .........................................  0.1
South Korea ..........................................  0.1
Taiwan ...............................................  0.1
Vietnam ..............................................  0.1
Other Assets and Liabilities, Net .................... (1.2)
                                                      ------
Total                                                 100.0%
                                                      ======


--------------------------------------------------------------------------------
STRONG EQUITY INCOME FUND
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 93.4%
AEROSPACE & DEFENSE 3.5%
B.F. Goodrich & Company                             23,200      $   925
Thiokol Corporation                                 10,600          692
United Technologies Corporation                     14,900        1,127
                                                                -------
                                                                  2,744
AIRLINE 0.4%
Delta Air Lines, Inc.                                3,400          313

AUTOMOBILE 0.5%
Ford Motor Company                                  10,500          365

BANK - MONEY CENTER 2.2%
BankAmerica Corporation                             10,200        1,192
Citicorp                                             4,900          552
                                                                -------
                                                                  1,744
BANK - SUPER REGIONAL 4.0%
Banc One Corporation                                26,700        1,131
The Bank of New York Company, Inc.                  30,400        1,201
PNC Bank Corporation                                19,280          793
                                                                -------
                                                                  3,125
BEVERAGE - ALCOHOLIC 0.8%
Anheuser-Busch Companies, Inc.                      14,100          605

BEVERAGE - SOFT DRINK 1.2%
PepsiCo, Inc.                                       26,400          921

BROKERAGE & INVESTMENT MANAGEMENT 3.3%
Apartment Investment & Management Company
  Class A                                           12,000          333
Bradley Real Estate, Inc.                           28,100          537
First Union Real Estate Equity & Mortgage
  Investments Share Beneficial Interest             30,100          410
Patriot American Hospitality, Inc.                  30,500          656
Starwood Lodging Trust                              18,250          703
                                                                -------
                                                                  2,639
CHEMICAL 1.7%
The Dow Chemical Company                             8,600          730
Monsanto Company                                     9,700          415
Union Carbide Corporation                            3,800          190
                                                                -------
                                                                  1,335
CHEMICAL - SPECIALTY 3.1%
Betzdearborn, Inc.                                  15,100          966
Morton International, Inc.                          20,000          838
Praxair, Inc.                                       13,000          671
                                                                -------
                                                                  2,475
COMMERCIAL SERVICE 1.9%
Avery Dennison Corporation                          16,800          617
The Interpublic Group of Companies, Inc.            16,000          906
                                                                -------
                                                                  1,523
COMPUTER - MAINFRAME 0.5%
International Business Machines Corporation          2,700          434

CONSUMER - MISCELLANEOUS 0.6%
Service Corporation International                   14,200          486

COSMETIC & PERSONAL CARE 1.6%
Avon Products, Inc.                                 11,600          715
The Gillette Company                                 6,300          535
                                                                -------
                                                                  1,250
DIVERSIFIED OPERATIONS 6.0%
Allied Signal, Inc.                                 11,300          816
American Standard Companies, Inc. (b)               15,300          641
Corning, Inc.                                        5,500          265
E.I. du Pont de Nemours & Company                    7,300          775
Harsco Corporation                                  20,600          760
Olin Corporation                                    10,600          436
Textron, Inc.                                        9,700        1,080
                                                                -------
                                                                  4,773
ELECTRICAL EQUIPMENT 4.2%
Emerson Electric Company                            17,000          863
General Electric Company                            10,100        1,120
Honeywell, Inc.                                     13,900          982
Westinghouse Electric Corporation                   21,000          357
                                                                -------
                                                                  3,322

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG EQUITY INCOME FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTATION 1.3%
Fisher Scientific International, Inc.               14,600      $   619
Perkin Elmer Corporation                             5,300          385
                                                                -------
                                                                  1,004
FINANCE - MISCELLANEOUS 1.7%
American Express Company                            11,800          777
Dean Witter, Discover & Company                     14,500          555
                                                                -------
                                                                  1,332
FOOD 5.8%
CPC International, Inc.                              6,800          562
Dean Foods Company                                  21,400          789
Dole Food Company, Inc.                              5,910          241
Hershey Foods Corporation                           15,100          819
Interstate Bakeries Corporation                      2,500          130
Ralston Purina Company - Ralston Purina Group        7,600          626
Sara Lee Corporation                                18,400          773
Unilever NV                                          3,200          628
                                                                -------
                                                                  4,568
HEALTHCARE - DRUG/DIVERSIFIED 5.3%
Bristol-Myers Squibb Company                         9,500          622
Johnson & Johnson                                   13,200          808
Eli Lilly & Company                                  9,600          844
Merck & Company, Inc.                               10,900          986
Warner-Lambert Company                               9,500          931
                                                                -------
                                                                  4,191
HEALTHCARE - MEDICAL SUPPLY 0.9%
Becton, Dickinson & Company                         15,000          690

HOUSEHOLD APPLIANCES & FURNISHINGS 1.5%
Philips Electronics NV ADR                          21,600        1,156

HOUSING RELATED 1.3%
Snap-On, Inc.                                       17,500          674
Sherwin Williams Company                            11,600          351
                                                                -------
                                                                  1,025
INSURANCE - DIVERSIFIED 1.0%
Travelers Group, Inc.                               13,566          751

INSURANCE - LIFE 2.5%
Conseco, Inc.                                       19,300          799
Reliastar Financial Corporation                     12,400          750
Western National Corporation                        16,600          427
                                                                -------
                                                                  1,976
INSURANCE - PROPERTY & CASUALTY 1.0%
The Allstate Corporation                            12,300          806

LEISURE PRODUCT 0.8%
Eastman Kodak Company                                8,000          668

MACHINERY - AGRICULTURE 0.8%
Deere & Company                                     13,300          612

MACHINERY - CONSTRUCTION & MINING 1.0%
Caterpillar, Inc.                                    8,800          783

MACHINERY - MISCELLANEOUS 1.0%
Ingersoll Rand Company                              16,800          825

MACHINERY - TRANSPORTATION EQUIPMENT
  & PARTS 0.7%
Cummins Engine Company, Inc.                        10,500          589

MEDIA - PUBLISHING 2.6%
Gannett Company, Inc.                                9,900          864
Houghton Mifflin Company                             6,900          387
McGraw-Hill, Inc.                                   15,400          783
                                                                -------
                                                                  2,034
METAL PRODUCTS & FABRICATION 0.7%
Illinois Tool Works, Inc.                            6,300          576

METALS & MINING 1.3%
Reynolds Metals Company                             15,300        1,038

NATURAL GAS DISTRIBUTION 0.9%
El Paso Natural Gas Company                         10,300          599
Sonat, Inc.                                          2,200          126
                                                                -------
                                                                    725
OFFICE AUTOMATION 3.1%
Pitney Bowes, Inc.                                  20,600        1,318
Xerox Corporation                                   18,300        1,125
                                                                -------
                                                                  2,443
OIL - INTERNATIONAL INTEGRATED 1.8%
Royal Dutch Petroleum Company                        4,200          757
Texaco, Inc.                                         6,300          665
                                                                -------
                                                                  1,422
OIL - NORTH AMERICAN INTEGRATED 3.0%
Amoco Corporation                                   10,000          836
Ashland, Inc.                                       16,700          745
USX-Marathon Group                                  28,900          798
                                                                -------
                                                                  2,379
OIL WELL EQUIPMENT & SERVICE 1.3%
Schlumberger, Ltd.                                   9,600        1,063

PAPER & FOREST PRODUCTS 3.3%
Bowater, Inc.                                       18,600          804
Georgia-Pacific Corporation                         10,100          788
Kimberly-Clark Corporation                          15,100          774
The Mead Corporation                                 4,600          258
                                                                -------
                                                                  2,624
PERSONAL & COMMERCIAL LENDING 0.7%
Household International, Inc.                        6,000          528

POLLUTION CONTROL 0.8%
Browning-Ferris Industries, Inc.                    21,500          610

RAILROAD 0.2%
Burlington Northern Santa Fe Corporation             1,800          142

RETAIL - DRUG STORE 2.4%
Rite Aid Corporation                                23,600        1,086
Walgreen Company                                    18,000          828
                                                                -------
                                                                  1,914
RETAIL - SPECIALTY 0.8%
The Home Depot, Inc.                                10,700          621

SOAP & CLEANING PREPARATION 2.2%
Colgate Palmolive Company                            8,850          982
The Procter & Gamble Company                         6,100          767
                                                                -------
                                                                  1,749
TELECOMMUNICATION EQUIPMENT 1.7%
Harris Corporation                                   6,100          522
Nokia Corporation Sponsored ADR                     12,200          788
                                                                -------
                                                                  1,310
TELEPHONE 1.8%
BellSouth Corporation                               14,000          623
SBC Communications, Inc.                            14,800          821
                                                                -------
                                                                  1,444
TOBACCO 2.2%
American Brands, Inc.                               18,600        1,000
Philip Morris Companies, Inc.                       18,600          732
                                                                -------
                                                                  1,732
TRUCKING 0.5%
CNF Transportation, Inc.                            14,300          425
                                                                -------
TOTAL COMMON STOCKS (COST $69,136)                               73,809

CONVERTIBLE PREFERRED STOCKS 2.7%
Corning LP Monthly Income 6.00% Preferred
  Securities                                         9,300          707
Crown Cork & Seal, Inc., 4.50%                       8,700          445

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG EQUITY INCOME FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
Merrill Lynch & Company, Inc. Structured Yield
  Product, 6.50%, Due 8/15/98 (Exchangeable for
  MGIC Investment Corporation Common Stock)          5,800      $   405
SunAmerica, Inc. 8.50% Preferred Equity
  Cumulative Redeemable Securities                  13,400          566
                                                                -------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $1,847)                                                   2,123

CONVERTIBLE BONDS 2.3%
Altera Corporation Subordinated Notes, 5.75%,
  Due 6/15/02 (Acquired 12/03/96 - 3/05/97;
  Cost $270) (d)                                    $  155          316
Diamond Offshore Drilling, Inc. Subordinated
  Notes, 3.75%, Due 2/15/07                            750          769
Federated Department Stores, Inc. Subordinated
  Notes, 5.00%, Due 10/01/03                           200          233
Hexcel Corporation Subordinated Notes, 7.00%,
  Due 8/01/03                                          410          537
                                                                -------
TOTAL CONVERTIBLE BONDS (COST $1,736)                             1,855

UNITED STATES GOVERNMENT ISSUES 0.0%
United States Treasury Bonds, 6.875%, Due 8/15/25
  (COST $11)                                            10           10

SHORT-TERM INVESTMENTS (a) 6.0%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.26%        270          270
Johnson Controls, Inc., 5.28%                        2,659        2,659
Sara Lee Corporation, 5.23%                          1,330        1,330
Warner Lambert Company, 5.23%                           41           41
Wisconsin Electric Power Company, 5.30%                467          467
                                                                -------
TOTAL SHORT-TERM INVESTMENTS (COST $4,767)                        4,767
                                                                -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $77,497) 104.4%                                          82,564
Other Assets and Liabilities, Net (4.4%)                         (3,511)
                                                                -------
NET ASSETS 100.0%                                               $79,053
                                                                =======


                                                 PERCENTAGE OF
COUNTRY DIVERSIFICATION                           NET ASSETS
---------------------------------------------------------------
United States .....................................  100.2%
Netherlands .......................................    3.2
Finland ...........................................    1.0
Other Assets and Liabilities, Net .................   (4.4)
                                                     ------
Total                                                100.0%
                                                     ======


--------------------------------------------------------------------------------
STRONG AMERICAN UTILITIES FUND
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 94.6%
ELECTRIC UTILITY 34.4%
Allegheny Power Systems, Inc.                        3,000     $     79
American Electric Power Company, Inc.              160,000        6,480
CMS Energy Corporation                             151,000        4,794
Duke Power Company                                  10,000          439
Entergy Corporation                                120,000        2,805
NIPSCO Industries, Inc.                             38,000        1,501
PECO Energy Company                                200,000        3,950
Rochester Gas & Electric Corporation                10,000          186
SCANA Corporation                                  276,000        6,658
The Southern Company                               321,000        6,540
TECO Energy                                        312,000        7,449
TNP Enterprises, Inc.                               20,000          420
                                                               --------
                                                                 41,301
ENERGY RELATED 17.2%
Amoco Corporation                                   46,400        3,880
Anadarko Petroleum Corporation                       2,200          121
Camco International, Inc.                            8,500          377
Chevron Corporation                                 22,500        1,541
Dresser Industries, Inc.                             3,000           90
Exxon Corporation                                   77,200        4,371
Imperial Oil, Ltd.                                  41,000        1,871
Mobil Corporation                                    6,800          884
Petroleum Geo-Services A/S ADR (b)                   2,000           77
Phillips Petroleum Company                             500           20
Royal Dutch Petroleum Company                        6,500        1,172
Schlumberger, Ltd.                                   9,300        1,030
Shell Transport & Trading ADR                       36,300        3,861
Transocean Offshore, Inc.                            3,500          212
Triton Energy, Ltd. (b)                              1,500           55
Ultramar Diamond Shamrock Corporation                5,500          177
Union Pacific Resources Group, Inc.                 34,400          933
                                                               --------
                                                                 20,672
GAS UTILITY 7.2%
Brooklyn Union Gas Company                           7,000          192
MCN Energy Group, Inc.                             149,000        4,265
National Fuel Gas Company                           39,000        1,623
Questar Corporation                                 15,000          570
Southwestern Energy Corporation                     54,800          692
Valero Energy Corporation                            2,000           70
The Williams Companies, Inc.                        29,000        1,272
                                                               --------
                                                                  8,684
OTHER UTILITY 0.5%
American Water Works Company, Inc. (b)              28,000          595
Noble Drilling Corporation (b)                       2,000           35
                                                               --------
                                                                    630
TELECOMMUNICATION 35.3%
Alltel Corporation                                 105,000        3,308
Ameritech Corporation                              212,000       12,959
Bell Atlantic Corporation                           92,000        6,233
BellSouth Corporation                               70,000        3,115
GTE Corporation                                     18,000          826
Nynex Corporation                                   51,000        2,639
SBC Communications, Inc.                           229,777       12,753
US WEST Communications, Inc.                        16,000          562
                                                               --------
                                                                 42,395
                                                               --------
TOTAL COMMON STOCKS (COST $103,548)                             113,682

SHORT-TERM INVESTMENTS (a) 4.4%
COMMERCIAL PAPER 4.4%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.26%     $  760          760
Johnson Controls, Inc., 5.28%                        1,500        1,500
Sara Lee Corporation, 5.23%                          3,004        3,004
Wisconsin Electric Power Company, 5.30%                 10           10
                                                               --------
TOTAL SHORT-TERM INVESTMENTS (COST $5,274)                        5,274
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
   (COST $108,822) 99.0%                                        118,956
Other Assets and Liabilities, Net 1.0%                            1,159
                                                               --------
NET ASSETS 100.0%                                              $120,115
                                                               ========


                                                 PERCENTAGE OF
COUNTRY DIVERSIFICATION                           NET ASSETS
---------------------------------------------------------------
United States ......................................  93.2%
United Kingdom .....................................   3.2
Canada .............................................   1.5
Netherlands ........................................   1.0
Norway .............................................   0.1
Other Assets and Liabilities, Net ..................   1.0
                                                     ------
Total                                                100.0%
                                                     ======

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG TOTAL RETURN FUND
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 84.7%
AEROSPACE & DEFENSE 1.8%
Boeing Company                                      75,000     $  7,397
United Technologies Corporation                     80,000        6,050
                                                               --------
                                                                 13,447
AIRLINE 3.0%
AMR Corporation (b)                                 95,000        8,847
Delta Air Lines, Inc.                               90,000        8,291
UAL Corporation (b)                                 35,000        2,603
USAir Group, Inc. (b)                               70,000        2,266
                                                               --------
                                                                 22,007
BANK - MONEY CENTER 1.5%
Chase Manhattan Corporation                         40,000        3,705
Citicorp                                            65,000        7,321
                                                               --------
                                                                 11,026
BANK - REGIONAL 2.0%
First Bank System, Inc.                             70,000        5,372
Firstar Corporation                                100,000        2,937
Northern Trust Company                             140,700        6,261
                                                               --------
                                                                 14,570
BANK - SUPER REGIONAL 1.8%
NationsBank Corporation                             75,000        4,528
Norwest Corporation                                175,000        8,728
                                                               --------
                                                                 13,256
BEVERAGE - SOFT DRINK 1.4%
The Coca-Cola Company                               88,000        5,599
PepsiCo, Inc.                                      140,000        4,883
                                                               --------
                                                                 10,482
BROKERAGE & INVESTMENT MANAGEMENT 2.3%
Patriot American Hospitality, Inc.                 405,000        8,708
Starwood Lodging Trust                             220,000        8,470
                                                               --------
                                                                 17,178
CHEMICAL 2.5%
Monsanto Company                                   435,000       18,596

COMPUTER - MAINFRAME 0.3%
International Business Machines Corporation         15,000        2,411

COMPUTER SOFTWARE 1.5%
Microsoft Corporation                               90,000       10,935

CONSUMER - MISCELLANEOUS 0.3%
Service Corporation International                   60,000        2,055

CONTAINER 0.6%
Crown Cork & Seal Company, Inc.                     85,000        4,654

COSMETIC & PERSONAL CARE 1.1%
The Gillette Company                               100,000        8,500

DIVERSIFIED OPERATIONS 5.4%
Allied Signal, Inc.                                 80,000        5,780
Corning, Inc.                                      158,000        7,624
E.I. du Pont de Nemours & Company                  135,000       14,327
Textron, Inc.                                       70,000        7,796
Tyco International, Ltd.                            80,000        4,880
                                                               --------
                                                                 40,407
ELECTRICAL EQUIPMENT 3.1%
Emerson Electric Company                            90,000        4,568
General Electric Company                            85,000        9,424
Honeywell, Inc.                                     35,000        2,472
Westinghouse Electric Corporation                  400,000        6,800
                                                               --------
                                                                 23,264
ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.8%
Applied Materials, Inc. (b)                         80,000        4,390
Intel Corporation                                   55,000        8,422
Texas Instruments, Inc.                             90,000        8,032
                                                               --------
                                                                 20,844
FINANCE - MISCELLANEOUS 1.5%
American Express Company                            80,000        5,270
SunAmerica, Inc.                                   130,000        5,980
                                                               --------
                                                                 11,250
FOOD 3.4%
Campbell Soup Company                               75,000        3,834
Hershey Foods Corporation                          130,000        7,053
Nabisco Holdings Corporation                        85,000        3,262
Ralston Purina Company - Ralston Purina Group       45,000        3,707
Sara Lee Corporation                                50,000        2,100
Unilever NV                                         25,000        4,906
                                                               --------
                                                                 24,862
HEALTHCARE - DRUG/DIVERSIFIED 8.8%
Abbott Laboratories                                160,000        9,760
American Home Products Corporation                  75,000        4,969
Johnson & Johnson                                  130,000        7,962
Eli Lilly & Company                                 63,000        5,536
Merck & Company, Inc.                               95,000        8,598
Pfizer, Inc.                                       130,000       12,480
Warner-Lambert Company                             161,000       15,778
                                                               --------
                                                                 65,083
HEALTHCARE - INSTRUMENTATION 0.7%
Medtronic, Inc.                                     70,000        4,847

HEALTHCARE - MEDICAL SUPPLY 1.7%
Cardinal Health, Inc.                               80,000        4,260
McKesson Corporation                               120,000        8,685
                                                               --------
                                                                 12,945
HEALTHCARE - PATIENT CARE 0.8%
HEALTHSOUTH Corporation (b)                        300,000        5,925

HOUSEHOLD APPLIANCES & FURNISHINGS 0.4%
Sunbeam Corporation                                 85,000        2,699

INSURANCE - DIVERSIFIED 1.1%
Travelers Group, Inc.                              141,000        7,808

INSURANCE - LIFE 1.5%
Conseco, Inc.                                      175,000        7,241
Western National Corporation                       160,000        4,120
                                                               --------
                                                                 11,361
INSURANCE - MULTI-LINE 0.7%
MGIC Investment Corporation                         61,600        5,005

INSURANCE - PROPERTY & CASUALTY 0.9%
The Allstate Corporation                            90,000        5,895
Hartford Financial Services Group                    7,900          589
                                                               --------
                                                                  6,484
LEISURE PRODUCT 0.3%
Eastman Kodak Company                               25,000        2,087

LEISURE SERVICE 1.5%
The Walt Disney Company                             35,000        2,870
HFS, Inc. (b)                                      145,000        8,591
                                                               --------
                                                                 11,461
MACHINERY - AGRICULTURE 0.2%
Deere & Company                                     40,000        1,840

MACHINERY - CONSTRUCTION & MINING 0.2%
Caterpillar, Inc.                                   20,000        1,780

MEDIA - PUBLISHING 2.2%
Gannett Company, Inc.                               70,000        6,108
McGraw-Hill, Inc.                                   75,000        3,816
New York Times Company Class A                      90,000        3,892
The Times Mirror Company Class A                    50,000        2,762
                                                               --------
                                                                 16,578
METAL PRODUCTS & FABRICATION 0.7%
Illinois Tool Works, Inc.                           60,000        5,483

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG TOTAL RETURN FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
METALS & MINING 0.6%
Aluminum Company of America                         60,000     $  4,192

MORTGAGE & RELATED SERVICE 0.5%
Federal National Mortgage Association               90,000        3,701

NATURAL GAS DISTRIBUTION 1.1%
El Paso Natural Gas Company                         30,000        1,744
The Williams Companies, Inc.                       147,200        6,458
                                                               --------
                                                                  8,202
OFFICE AUTOMATION 1.4%
Xerox Corporation                                  165,000       10,148

OIL - INTERNATIONAL INTEGRATED 3.7%
Exxon Corporation                                  200,000       11,325
Mobil Corporation                                   40,000        5,200
Texaco, Inc.                                       100,000       10,550
                                                               --------
                                                                 27,075
OIL - NORTH AMERICAN INTEGRATED 1.4%
Sun Company, Inc.                                   75,000        2,053
Tosco Corporation                                  250,000        7,406
USX-Marathon Group                                  40,000        1,105
                                                               --------
                                                                 10,564
OIL WELL EQUIPMENT & SERVICE 4.7%
Diamond Offshore Drilling, Inc. (b)                 50,000        3,219
ENSCO International, Inc. (b)                       70,000        3,325
Halliburton Company                                145,000       10,241
Reading & Bates Corporation (b)                    100,000        2,237
Schlumberger, Ltd.                                  74,000        8,196
Smith International, Inc. (b)                      100,000        4,737
Transocean Offshore, Inc.                           50,000        3,031
                                                               --------
                                                                 34,986
PAPER & FOREST PRODUCTS 2.0%
Georgia-Pacific Corporation                         45,000        3,510
Kimberly-Clark Corporation                         190,000        9,737
The Mead Corporation                                30,000        1,684
                                                               --------
                                                                 14,931
PERSONAL & COMMERCIAL LENDING 0.2%
Household International, Inc.                       15,700        1,382

RETAIL - DRUG STORE 2.2%
CVS Corporation                                     80,000        3,970
Rite Aid Corporation                               135,000        6,210
Walgreen Company                                   140,000        6,440
                                                               --------
                                                                 16,620
RETAIL - FOOD CHAIN 0.4%
Safeway, Inc. (b)                                   70,000        3,124

RETAIL - MAJOR CHAIN 0.9%
Dayton Hudson Corporation                           65,000        2,925
Wal-Mart Stores, Inc.                              130,000        3,672
                                                               --------
                                                                  6,597
RETAIL - RESTAURANT 0.4%
McDonald's Corporation                              60,000        3,217

RETAIL - SPECIALTY 0.7%
The Home Depot, Inc.                                85,000        4,930

SAVINGS & LOAN 0.3%
Washington Mutual, Inc.                             40,000        1,975

SHOE & APPAREL MANUFACTURING 0.2%
NIKE, Inc. Class B                                  20,000        1,125

SOAP & CLEANING PREPARATION 1.4%
Clorox Company                                      20,000        2,547
The Procter & Gamble Company                        65,000        8,174
                                                               --------
                                                                 10,721
TELECOMMUNICATION EQUIPMENT 2.1%
Lucent Technologies, Inc.                          140,000        8,278
Nokia Corporation Sponsored ADR                     60,000        3,877
Tellabs, Inc. (b)                                   90,000        3,589
                                                               --------
                                                                 15,744
TELEPHONE 2.1%
BellSouth Corporation                               55,000        2,447
Cincinnati Bell, Inc.                               90,000        5,040
GTE Corporation                                     50,000        2,294
SBC Communications, Inc.                           100,000        5,550
                                                               --------
                                                                 15,331
TOBACCO 0.4%
Phillip Morris Companies, Inc.                      70,000        2,756
                                                               --------
TOTAL COMMON STOCKS (COST $564,330)                             628,451

CONVERTIBLE PREFERRED STOCKS 1.8%
McKesson Financing Trust 2.50%
  (Acquired 2/13/97; Cost $2,500)(d)                50,000        2,894
Qualcomm Financial Trust I  5.75%
  (Acquired 2/19/97; Cost $2,000)(b)(d)             40,000        1,775
SCI Financial LLC Terminal Convertible Shares
  Series A $3.125                                   40,000        4,585
Tosco Financing Trust  5.75% (Acquired 12/10/96 -
  2/13/97; Cost $4,233)(b)(d)                       80,000        4,460
                                                               --------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $12,347)                                                 13,714

CONVERTIBLE BONDS 3.7%
Altera Corporation Subordinated Notes, 5.75%,
  Due 6/15/02 (Acquired 9/16/96 - 4/04/97;
  Cost $3,105)(d)                                  $ 2,000        4,073
Danka Business Systems PLC Subordinated Notes,
  6.75%, Due 4/01/02                                12,000       14,490
Staples, Inc. Subordinated Debentures, 4.50%,
  Due 10/01/00 (Acquired 9/12/95 - 3/06/97;
  Cost $3,726)(d)                                    3,500        3,640
United States Filter Corporation Subordinated
  Notes, 4.50%, Due 12/15/01                         5,150        5,144
                                                               --------
TOTAL CONVERTIBLE BONDS (COST $25,015)                           27,347

SHORT-TERM INVESTMENTS (a) 4.8%
COMMERCIAL PAPER 0.4%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.28%                        2,763        2,763
Sara Lee Corporation, 5.23%                            441          441
Wisconsin Electric Power Company, 5.30%                 90           90
                                                               --------
                                                                  3,294
REPURCHASE AGREEMENT 4.4%
Cantor Fitzgerald & Company, Inc. (Collateralized
  by: $8,411 United States Treasury Notes, 6.25%,
  Due 1/31/02), 5.34%, Due 5/01/97 (f)               8,400        8,400
Firstar Corporation (Collateralized by: $20,000
  United States Treasury Notes, 6.50%, Due 4/30/99
  and $4,300 United States Treasury Notes, 5.50%,
  Due 9/30/97), 4.00%, Due 5/01/97 (f)              24,300       24,300
                                                               --------
                                                                 32,700
                                                               --------
TOTAL SHORT-TERM INVESTMENTS (COST $35,994)                      35,994
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $637,686) 95.0%                                         705,506
Other Assets and Liabilities, Net 5.0%                           36,965
                                                               --------
NET ASSETS 100.0%                                              $742,471
                                                               ========


                                                 PERCENTAGE OF
COUNTRY DIVERSIFICATION                           NET ASSETS
---------------------------------------------------------------
United States .......................................  91.8%
United Kingdom ......................................   2.0
Netherlands .........................................   0.7
Finland .............................................   0.5
Other Assets and Liabilities, Net ...................   5.0
                                                      ------
Total                                                 100.0%
                                                      ======

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG GROWTH & INCOME FUND
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 96.3%
AEROSPACE & DEFENSE 3.1%
B.F. Goodrich & Company                             34,900     $  1,392
Thiokol Corporation                                 14,300          933
United Technologies Corporation                     22,800        1,724
                                                               --------
                                                                  4,049
AIRLINE 0.4%
Delta Air Lines, Inc.                                6,100          562

AUTOMOBILE 0.5%
Ford Motor Company                                  16,700          580

BANK - MONEY CENTER 2.2%
BankAmerica Corporation                             16,600        1,940
Citicorp                                             8,100          912
                                                               --------
                                                                  2,852
BANK - SUPER REGIONAL 3.9%
Banc One Corporation                                40,300        1,708
The Bank of New York Company, Inc.                  49,700        1,963
PNC Bank Corporation                                31,500        1,295
                                                               --------
                                                                  4,966
BEVERAGE - ALCOHOLIC 0.8%
Anheuser-Busch Companies, Inc.                      22,500          965

BEVERAGE - SOFT DRINK 0.6%
PepsiCo, Inc.                                       22,700          792

BROKERAGE & INVESTMENT MANAGEMENT 3.1%
Apartment Investment & Management Company
  Class A                                           17,000          472
Bradley Real Estate, Inc.                           40,500          775
First Union Real Estate Equity & Mortgage
  Investments Share Beneficial Interest             42,100          574
Patriot American Hospitality, Inc.                  47,500        1,021
Starwood Lodging Trust                              28,400        1,093
                                                               --------
                                                                  3,935
CHEMICAL 1.8%
The Dow Chemical Company                            12,800        1,086
Monsanto Company                                    29,400        1,257
                                                               --------
                                                                  2,343
CHEMICAL - SPECIALTY 1.7%
Morton International, Inc.                          25,700        1,076
Praxair, Inc.                                       20,500        1,058
                                                               --------
                                                                  2,134
COMMERCIAL SERVICE 2.7%
ADT, Ltd. (b)                                       57,500        1,574
Avery Dennison Corporation                          25,600          941
The Interpublic Group of Companies, Inc.            17,900        1,014
                                                               --------
                                                                  3,529
COMPUTER - MAINFRAME 0.5%
International Business Machines Corporation          4,400          707

COMPUTER SOFTWARE 1.1%
Microsoft Corporation                               11,600        1,409

COSMETIC & PERSONAL CARE 1.9%
Avon Products, Inc.                                 18,500        1,140
The Gillette Company                                15,000        1,275
                                                               --------
                                                                  2,415
DIVERSIFIED OPERATIONS 6.2%
Allied Signal, Inc.                                 17,600        1,272
American Standard Companies, Inc. (b)               23,300          976
Corning, Inc.                                       34,000        1,641
E.I. du Pont de Nemours & Company                   11,700        1,242
Harsco Corporation                                  32,800        1,209
Textron, Inc.                                       14,800        1,648
                                                               --------
                                                                  7,988
ELECTRICAL EQUIPMENT 3.5%
Emerson Electric Company                            24,500        1,243
General Electric Company                            15,900        1,763
Honeywell, Inc.                                     20,900        1,476
                                                               --------
                                                                  4,482
ELECTRONIC INSTRUMENTATION 0.8%
Fisher Scientific International, Inc.                7,400          314
Perkin Elmer Corporation                             9,300          675
                                                               --------
                                                                    989
ELECTRONICS - SEMICONDUCTOR/COMPONENT 3.4%
Intel Corporation                                   12,600        1,929
Motorola, Inc.                                      11,500          658
Texas Instruments, Inc.                             20,300        1,812
                                                               --------
                                                                  4,399
FINANCE - MISCELLANEOUS 1.5%
American Express Company                            19,300        1,271
Dean Witter, Discover & Company                     18,500          708
                                                               --------
                                                                  1,979
FOOD 4.8%
CPC International, Inc.                             10,100          835
Dean Foods Company                                  31,600        1,165
Hershey Foods Corporation                           23,900        1,297
Interstate Bakeries Corporation                     19,500        1,012
Ralston Purina Company - Ralston Purina Group       11,600          956
Unilever NV                                          4,700          922
                                                               --------
                                                                  6,187
HEALTHCARE - DRUG/DIVERSIFIED 4.8%
Bristol-Myers Squibb Company                        12,800          838
Johnson & Johnson                                   21,000        1,286
Eli Lilly & Company                                 14,650        1,287
Merck & Company, Inc.                               16,500        1,493
Warner-Lambert Company                              12,700        1,245
                                                               --------
                                                                  6,149
HEALTHCARE - INSTRUMENTATION 0.8%
Medtronic, Inc.                                     14,000          969

HEALTHCARE - MEDICAL SUPPLY 0.8%
Becton, Dickinson & Company                         23,400        1,076

HEALTHCARE - PATIENT CARE 0.5%
HEALTHSOUTH Corporation (b)                         32,400          640

HOUSEHOLD APPLIANCES & FURNISHINGS 2.3%
Philips Electronics NV ADR                          33,400        1,787
Sunbeam Corporation                                 38,500        1,222
                                                               --------
                                                                  3,009
HOUSING RELATED 0.7%
Snap-On, Inc.                                       23,400          901

INSURANCE - DIVERSIFIED 1.0%
Travelers Group, Inc.                               22,100        1,224

INSURANCE - LIFE 2.3%
Conseco, Inc.                                       29,500        1,221
Reliastar Financial Corporation                     18,900        1,143
Western National Corporation                        23,200          597
                                                               --------
                                                                  2,961
INSURANCE - PROPERTY & CASUALTY 1.0%
The Allstate Corporation                            18,900        1,238

LEISURE PRODUCT 0.8%
Eastman Kodak Company                               12,100        1,010

LEISURE SERVICE 1.0%
HFS, Inc. (b)                                       22,000        1,304

MACHINERY - AGRICULTURE 0.8%
Deere & Company                                     21,100          971

MACHINERY - CONSTRUCTION & MINING 0.7%
Caterpillar, Inc.                                    9,800          872

MACHINERY - MISCELLANEOUS 1.0%
Ingersoll Rand Company                              26,600        1,307

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG GROWTH & INCOME FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
MACHINERY - TRANSPORTATION EQUIPMENT &
  PARTS 0.7%
Cummins Engine Company, Inc.                        17,100     $    960

MEDIA - PUBLISHING 2.3%
Gannett Company, Inc.                               13,600        1,187
Houghton Mifflin Company                            12,900          724
McGraw-Hill, Inc.                                   21,800        1,109
                                                               --------
                                                                  3,020
METAL PRODUCTS & FABRICATION 0.9%
Illinois Tool Works, Inc.                           12,800        1,170

METALS & MINING 1.3%
Reynolds Metals Company                             24,500        1,663

NATURAL GAS DISTRIBUTION 0.7%
El Paso Natural Gas Company                         16,500          959

OFFICE AUTOMATION 2.7%
Pitney Bowes, Inc.                                  26,400        1,690
Xerox Corporation                                   28,200        1,734
                                                               --------
                                                                  3,424
OIL - INTERNATIONAL INTEGRATED 1.7%
Royal Dutch Petroleum Company                        6,605        1,190
Texaco, Inc.                                        10,000        1,055
                                                               --------
                                                                  2,245
OIL - NORTH AMERICAN INTEGRATED 2.6%
Amoco Corporation                                   15,000        1,255
Ashland, Inc.                                       26,000        1,160
Tosco Corporation                                   29,400          871
                                                               --------
                                                                  3,286
OIL WELL EQUIPMENT & SERVICE 5.0%
Cooper Cameron Corporation (b)                      15,000        1,069
Diamond Offshore Drilling, Inc. (b)                 22,100        1,423
ENSCO International, Inc. (b)                       23,500        1,116
Energy Ventures, Inc. (b)                           18,900        1,264
Schlumberger, Ltd.                                  14,700        1,628
                                                               --------
                                                                  6,500
PAPER & FOREST PRODUCTS 2.9%
Bowater, Inc.                                       29,500        1,276
Georgia-Pacific Corporation                         16,300        1,271
Kimberly-Clark Corporation                          24,000        1,230
                                                               --------
                                                                  3,777
PERSONAL & COMMERCIAL LENDING 0.6%
Household International, Inc.                        8,900          783

POLLUTION CONTROL 0.7%
WMX Technologies, Inc.                              32,600          958

RETAIL - DRUG STORE 2.0%
Rite Aid Corporation                                28,500        1,311
Walgreen Company                                    28,100        1,293
                                                               --------
                                                                  2,604
RETAIL - FOOD CHAIN 0.9%
American Stores Company                             24,700        1,124

RETAIL - SPECIALTY 0.8%
The Home Depot, Inc.                                17,400        1,009

SOAP & CLEANING PREPARATION 1.9%
Colgate Palmolive Company                           12,000        1,332
The Procter & Gamble Company                         9,200        1,157
                                                               --------
                                                                  2,489
TELECOMMUNICATION EQUIPMENT 2.8%
Harris Corporation                                   9,400          804
Lucent Technologies, Inc.                           22,000        1,301
Nokia Corporation Sponsored ADR                     23,700        1,532
                                                               --------
                                                                  3,637
TELEPHONE 1.8%
BellSouth Corporation                               22,800        1,015
SBC Communications, Inc.                            23,700        1,315
                                                               --------
                                                                  2,330
TOBACCO 1.0%
American Brands, Inc.                               24,500        1,317
                                                               --------
TOTAL COMMON STOCKS (COST $116,981)                             124,148

CONVERTIBLE PREFERRED STOCKS 2.2%
Corning LP Monthly Income Securties 6.00%            3,700          281
Crown Cork & Seal, Inc. 4.50%                       15,200          777
Merrill Lynch & Company, Inc. Structured Yield
  Product, 6.50%, Due 8/15/98                        8,800          615
SunAmerica, Inc. Preferred Equity Cumulative
  Redeemable Securities                             19,000          803
Tosco Financing Trust  5.75% (Acquired 12/10/96;
  Cost $280)(b)(d)                                   5,600          312
                                                               --------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $2,632)                                                   2,788

CONVERTIBLE BONDS 1.0%
Altera Corporation Subordinated Notes, 5.75%,
  Due 6/15/02 (Acquired 1/16/97 - 3/05/97;
  Cost $451)(d)                                     $  250          509
Hexcel Corporation Subordinated Notes, 7.00%,
  Due 8/01/03                                          600          786
                                                               --------
TOTAL CONVERTIBLE BONDS (COST $1,212)                             1,295

UNITED STATES GOVERNMENT ISSUES 0.0%
United States Treasury Bonds, 6.875%,
  Due 8/15/25 (COST $35)                                31           30

SHORT-TERM INVESTMENTS (a) 3.1%
COMMERCIAL PAPER 2.3%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.26%        100          100
Johnson Controls, Inc., 5.28%                          983          983
Sara Lee Corporation, 5.23%                            977          977
Warner Lambert Company, 5.23%                          396          396
Wisconsin Electric Power Company, 5.30%                510          510
                                                               --------
                                                                  2,966
MONEY MARKET 0.8%
Strong Institutional Money Fund                      1,000        1,000
                                                               --------
TOTAL SHORT-TERM INVESTMENTS (COST $3,966)                        3,966
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $124,826) 102.6%                                        132,227
Other Assets and Liabilities, Net (2.6%)                         (3,288)
                                                               --------
NET ASSETS 100.0%                                              $128,939
                                                               ========


                                                 PERCENTAGE OF
COUNTRY DIVERSIFICATION                           NET ASSETS
---------------------------------------------------------------
United States .........................................  98.4%
Netherlands ...........................................   3.0
Finland ...............................................   1.2
Other Assets and Liabilities, Net .....................  (2.6)
                                                        ------
Total                                                   100.0%
                                                        ======


LEGEND
------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  Restricted security.
(e)  When-issued security.
(f) The Funds may engage in repurchase agreements where the underlying collateral consists of U.S. Government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.


                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

----------------------------------------------------------------------------------------------------------------------------------
April 30, 1997 (Unaudited)                                                         (In Thousands, Except Per Share Amounts)

                                                                                STRONG ASSET      STRONG EQUITY   STRONG AMERICAN
                                                                               ALLOCATION FUND     INCOME FUND    UTILITIES FUND
                                                                               ---------------    -------------   ---------------
ASSETS:
   Investments in Securities, at Value
      (Including Repurchase Agreements of $29,800,
       $0 and $0, respectively)
      (Cost of $261,358, $77,497 and $108,822, respectively)                      $267,843          $ 82,564         $118,956
   Receivable from Brokers for Securities Sold                                       3,006             1,307              561
   Receivable for Fund Shares Sold                                                      --               127               16
   Dividends and Interest Receivable                                                 1,273                92              608
   Other Assets                                                                         36                35               40
                                                                                  --------          --------         --------
   Total Assets                                                                    272,158            84,125          120,181

LIABILITIES:
   Payable to Brokers for Securities Purchased                                       7,320             5,031               29
   Payable for Fund Shares Redeemed                                                     --                 2               --
   Accrued Operating Expenses and Other Liabilities                                     79                39               37
                                                                                  --------          --------         --------
   Total Liabilities                                                                 7,399             5,072               66
                                                                                  --------          --------         --------
NET ASSETS                                                                        $264,759          $ 79,053         $120,115
                                                                                  ========          ========         ========

Capital Shares Outstanding (Unlimited Number Authorized)                            13,650             5,836            9,591

NET ASSET VALUE PER SHARE                                                           $19.40            $13.55           $12.52
                                                                                    ======            ======           ======






                                                                                                  STRONG TOTAL     STRONG GROWTH
                                                                                                   RETURN FUND     & INCOME FUND
                                                                                                   -----------     -------------
ASSETS:
   Investments in Securities, at Value (Cost of $637,686
      and $124,826, respectively)                                                                   $705,506         $132,227
   Cash                                                                                               51,300               --
   Receivable from Brokers for Securities Sold                                                        27,330            5,491
   Receivable for Fund Shares Sold                                                                         6               86
   Dividends and Interest Receivable                                                                     648              119
   Other Assets                                                                                           64               28
                                                                                                    --------         --------
   Total Assets                                                                                      784,854          137,951

LIABILITIES:
   Payable to Brokers for Securities Purchased                                                        42,271            8,941
   Payable for Fund Shares Redeemed                                                                       --               10
   Accrued Operating Expenses and Other Liabilities                                                      112               61
                                                                                                    --------         --------
   Total Liabilities                                                                                  42,383            9,012
                                                                                                    --------         --------
NET ASSETS                                                                                          $742,471         $128,939
                                                                                                    ========         ========

Capital Shares Outstanding (Unlimited Number Authorized)                                              26,641            9,266

NET ASSET VALUE PER SHARE                                                                             $27.87           $13.92
                                                                                                      ======           ======

                                                  See notes to financial statements.


                                                                                                                                  23

STATEMENTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30, 1997 (Unaudited)
                                                                                                (In Thousands)
                                                                               STRONG ASSET      STRONG EQUITY     STRONG AMERICAN
                                                                             ALLOCATION FUND      INCOME FUND      UTILITIES FUND
                                                                             ---------------      -----------      --------------
INCOME:
   Dividends                                                                     $ 1,649            $  501             $2,487
   Interest                                                                        4,653                89                170
                                                                                 -------            ------             ------
   Total Income                                                                    6,302               590              2,657

EXPENSES:
   Investment Advisory Fees                                                        1,078               202                483
   Custodian Fees                                                                     41                10                 11
   Shareholder Servicing Costs                                                       303                53                166
   Federal and State Registration Fees                                                17                28                 23
   Other                                                                              59                15                 42
                                                                                 -------            ------             ------
   Total Expenses                                                                  1,498               308                725
                                                                                 -------            ------             ------
NET INVESTMENT INCOME                                                              4,804               282              1,932

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                                                 11,267             1,923              3,584
      Futures Contracts, Options and Forward Foreign Currency Contracts              170                --                 --
      Foreign Currencies                                                              (1)               --                 --
   Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                    271             2,703              1,516
      Futures Contracts, Options and Forward Foreign Currency Contracts              (50)               --                 --
      Foreign Currencies                                                              (1)               --                 --
                                                                                 -------            ------             ------
NET GAIN                                                                          11,656             4,626              5,100
                                                                                 -------            ------             ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $16,460            $4,908             $7,032
                                                                                 =======            ======             ======



                                                                                                 STRONG TOTAL        STRONG GROWTH
                                                                                                  RETURN FUND        & INCOME FUND
                                                                                                  -----------        -------------
INCOME:
   Dividends                                                                                        $ 5,457            $   640
   Interest                                                                                           1,713                 92
                                                                                                    -------            -------
   Total Income                                                                                       7,170                732

EXPENSES:
   Investment Advisory Fees                                                                           3,045                285
   Custodian Fees                                                                                        36                 15
   Shareholder Servicing Costs                                                                          792                 91
   Federal and State Registration Fees                                                                   17                 51
   Other                                                                                                177                 30
                                                                                                    -------            -------
   Total Expenses                                                                                     4,067                472
                                                                                                    -------            -------
NET INVESTMENT INCOME                                                                                 3,103                260

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                                                                    41,107               (313)
      Futures Contracts                                                                                (182)                --
   Change in Unrealized Appreciation/Depreciation on Investments                                     (6,736)             6,253
                                                                                                    -------            -------
NET GAIN                                                                                             34,189              5,940
                                                                                                    -------            -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $37,292            $ 6,200
                                                                                                    =======            =======

                                                  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------

                                                                   STRONG ASSET                       STRONG EQUITY
                                                                  ALLOCATION FUND                      INCOME FUND
                                                         -------------------------------    ---------------------------------
                                                         SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    PERIOD ENDED
                                                          APRIL 30, 1997   OCT. 31, 1996     APRIL 30, 1997     OCT. 31, 1996
                                                         ----------------  -------------    ----------------    -------------
                                                            (UNAUDITED)                        (UNAUDITED)         (NOTE 1)
OPERATIONS:
   Net Investment Income                                      $  4,804        $ 10,344           $    282          $    220
   Net Realized Gain (Loss)                                     11,436          18,985              1,923              (226)
   Change in Unrealized Appreciation/Depreciation                  220          (5,538)             2,703             2,365
                                                              --------        --------           --------          --------
   Increase in Net Assets Resulting from Operations             16,460          23,791              4,908             2,359

CAPITAL SHARE TRANSACTIONS                                      10,602           4,776             45,653            26,576

DISTRIBUTIONS:
   From Net Investment Income                                   (5,679)        (11,071)              (231)             (212)
   From Net Realized Gains                                     (19,794)        (15,048)                --                --
                                                              --------        --------           --------          --------
TOTAL INCREASE IN NET ASSETS                                     1,589           2,448             50,330            28,723

NET ASSETS:
   Beginning of Period                                         263,170         260,722             28,723                --
                                                              --------        --------           --------          --------
   End of Period                                              $264,759        $263,170           $ 79,053          $ 28,723
                                                              ========        ========           ========          ========




                                                                                             STRONG AMERICAN
                                                                                             UTILITIES FUND
                                                                                    --------------------------------
                                                                                    SIX MONTHS ENDED    YEAR ENDED
                                                                                     APRIL 30, 1997    OCT. 31, 1996
                                                                                    ----------------   -------------
                                                                                       (UNAUDITED)
OPERATIONS:
   Net Investment Income                                                                 $  1,932         $  4,070
   Net Realized Gain                                                                        3,584            8,401
   Change in Unrealized Appreciation/Depreciation                                           1,516           (1,982)
                                                                                         --------         --------
   Increase in Net Assets Resulting from Operations                                         7,032           10,489

CAPITAL SHARE TRANSACTIONS                                                                   (764)          24,205

DISTRIBUTIONS:
   From Net Investment Income                                                              (1,823)          (3,904)
   From Net Realized Gains                                                                 (6,816)             --
                                                                                         --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    (2,371)          30,790

NET ASSETS:
   Beginning of Period                                                                    122,486           91,696
                                                                                         --------         --------
   End of Period                                                                         $120,115         $122,486
                                                                                         ========         ========


                                                  See notes to financial statements.

                                                                                                                                  25

---------------------------------------------------------------------------------------------------------
                                                                          (In Thousands)

                                                                           STRONG TOTAL
                                                                            RETURN FUND
                                                                  -------------------------------
                                                                  SIX MONTHS ENDED   YEAR ENDED
                                                                   APRIL 30, 1997   OCT. 31, 1996
                                                                  ----------------  -------------
                                                                     (UNAUDITED)
OPERATIONS:
   Net Investment Income                                               $  3,103       $  5,816
   Net Realized Gain                                                     40,925        116,429
   Change in Unrealized Appreciation/Depreciation                        (6,736)        (4,578)
                                                                       --------       --------
   Increase in Net Assets Resulting from Operations                      37,292        117,667

CAPITAL SHARE TRANSACTIONS                                               63,054          8,676

DISTRIBUTIONS:
   From Net Investment Income                                            (6,949)        (5,816)
   In Excess of Net Investment Income                                        --         (1,467)
   From Net Realized Gains                                             (111,146)       (29,798)
                                                                       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (17,749)        89,262

NET ASSETS:
   Beginning of Period                                                  760,220        670,958
                                                                       --------       --------
   End of Period                                                       $742,471       $760,220
                                                                       ========       ========






                                                                           STRONG GROWTH
                                                                           & INCOME FUND
                                                                  -------------------------------
                                                                  SIX MONTHS ENDED  PERIOD ENDED
                                                                   APRIL 30, 1997   OCT. 31, 1996
                                                                  ----------------  -------------
                                                                     (UNAUDITED)      (NOTE 1)
OPERATIONS:
   Net Investment Income                                               $    260       $     30
   Net Realized Gain (Loss)                                                (313)            27
   Change in Unrealized Appreciation/Depreciation                         6,253          1,147
                                                                       --------       --------
   Increase in Net Assets Resulting from Operations                       6,200          1,204

CAPITAL SHARE TRANSACTIONS                                              105,010         16,807

DISTRIBUTIONS:
   From Net Investment Income                                              (205)           (21)
   From Net Realized Gains                                                  (56)            --
                                                                       --------       --------
TOTAL INCREASE IN NET ASSETS                                            110,949         17,990

NET ASSETS:
   Beginning of Period                                                   17,990             --
                                                                       --------       --------
   End of Period                                                       $128,939       $ 17,990
                                                                       ========       ========


                                            See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

1.   ORGANIZATION
     The accompanying financial statements represent the Strong Conservative Equity Funds, which include the following diversified and non-diversified, open-end management investment companies registered under the Investment Company Act of 1940:

     -    Strong Asset Allocation Fund, Inc.
     - Strong Equity Income Fund (a series of Strong Conservative Equity Funds, Inc.)
     - Strong American Utilities Fund (a series of Strong Conservative Equity Funds, Inc.)
     -    Strong Total Return Fund, Inc.
     - Strong Growth & Income Fund (a series of Strong Conservative Equity Funds, Inc.)

     The inception date for the Strong Equity Income Fund and the Strong Growth & Income Fund was December 29, 1995.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A)  Security  Valuation--  Portfolio  securities  traded  primarily  on  a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at April 30, 1997 were as follows (in thousands):

                                           STRONG ASSET           STRONG EQUITY         STRONG TOTAL         STRONG GROWTH
                                          ALLOCATION FUND          INCOME FUND           RETURN FUND         & INCOME FUND
                                          ---------------          -----------           -----------         -------------
             Aggregate Cost                  $15,485                  $270                $15,564                $731
             Aggregate Fair Value             15,884                   316                 16,842                 821
             Percent of Net Assets              6.0%*                 0.4%                   2.3%                0.6%

             *Of these securities, which are restricted from resale, 66% are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk-- The use of futures contracts, options, foreign denominated assets and forward foreign currency exchange contracts for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   NET ASSETS
     Net assets as of April 30, 1997 were as follows (in thousands):

                                         STRONG ASSET      STRONG EQUITY      STRONG AMERICAN     STRONG TOTAL    STRONG GROWTH
                                        ALLOCATION FUND     INCOME FUND       UTILITIES FUND      RETURN FUND     & INCOME FUND
                                        ---------------     -----------       --------------      -----------     -------------
     Capital Stock                         $248,271           $72,229            $106,232           $637,033          $121,816
     Undistributed Net Investment Income        817                80                 484                494                64
     Undistributed Net Realized Gain (Loss)   9,138             1,677               3,265             37,124              (342)
     Net Unrealized Appreciation              6,533             5,067              10,134             67,820             7,401
                                           --------           -------            --------           --------          --------
                                           $264,759           $79,053            $120,115           $742,471          $128,939
                                           ========           =======            ========           ========          ========

4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Funds for the six months ended April 30, 1997 and the year ended October 31, 1996, respectively, were as follows (in thousands):

                                                     1997                               1996
                                              -----------------                  -----------------
                                              SHARES    DOLLARS                  SHARES    DOLLARS
                                              ------    -------                  ------    -------
     STRONG ASSET ALLOCATION FUND
     Shares Sold                                936     $18,530                  2,141    $ 42,832
     Dividends Reinvested                     1,271      24,663                  1,274      25,146
     Shares Redeemed                         (1,637)    (32,591)                (3,168)    (63,202)
                                             ------     -------                 ------    --------
                                                570     $10,602                    247    $  4,776
                                             ======     =======                 ======    ========

     STRONG EQUITY INCOME FUND
     Shares Sold                              4,822     $63,663                  2,756    $ 30,697
     Dividends Reinvested                        17         223                     18         207
     Shares Redeemed                         (1,392)    (18,233)                  (386)     (4,328)
                                             ------     -------                 ------    --------
                                              3,447     $45,653                  2,388    $ 26,576
                                             ======     =======                 ======    ========

     STRONG AMERICAN UTILITIES FUND
     Shares Sold                              2,660     $34,055                 12,627    $158,043
     Dividends Reinvested                       644       8,179                    293       3,644
     Shares Redeemed                         (3,404)    (42,998)               (11,043)   (137,482)
                                             ------     -------                 ------    --------
                                               (100)   ($   764)                 1,877    $ 24,205
                                             ======     =======                 ======    ========

--------------------------------------------------------------------------------
4.   CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                     1997                               1996
                                              -----------------                  -----------------
                                              SHARES    DOLLARS                  SHARES    DOLLARS
                                              ------    -------                  ------    -------
     STRONG TOTAL RETURN FUND
     Shares Sold                              3,778    $109,330                  6,135    $181,834
     Dividends Reinvested                     4,169     115,272                  1,272      36,262
     Shares Redeemed                         (5,546)   (161,548)                (7,115)   (209,420)
                                             ------    --------                 ------    --------
                                              2,401    $ 63,054                    292    $  8,676
                                             ======    ========                 ======    ========

     STRONG GROWTH & INCOME FUND
     Shares Sold                              9,666    $129,689                  1,816    $ 20,948
     Dividends Reinvested                        19         255                      2          19
     Shares Redeemed                         (1,872)    (24,934)                  (365)     (4,160)
                                             ------    --------                 ------    --------
                                              7,813    $105,010                  1,453    $ 16,807
                                             ======    ========                 ======    ========

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong American Utilities Fund .75%, Strong Equity Income Fund and Strong Growth &Income Fund .80%, Strong Asset Allocation Fund and Strong Total Return Fund .85% of the first $35 million and .80% thereafter. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     W. H. Reaves & Co., Inc. (the "Subadvisor") manages the investments of the Strong American Utilities Fund under an agreement with the Advisor. The Subadvisor is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, the Subadvisor directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid by the Fund for the six months ended April 30, 1997 totaled (in thousands) $111.

     The Funds may invest cash reserves in money market funds sponsored and managed by Strong Capital Management, Inc., subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, the Advisor remits to each Fund an amount equal to all fees otherwise due to them under their investment advisory agreement for the assets invested in such money market funds.

     Certain information regarding related party transactions for the six months ended April 30, 1997 is as follows (in thousands):

                                               STRONG ASSET      STRONG EQUITY    STRONG AMERICAN   STRONG TOTAL    STRONG GROWTH
                                              ALLOCATION FUND     INCOME FUND     UTILITIES FUND     RETURN FUND    & INCOME FUND
                                              ---------------     -----------     --------------     -----------    -------------
     Payable to (Receivable from)
       Advisor at April 30, 1997                   ($4)               $30              $23               $--             $30
     Other Shareholder Servicing
       Expenses Paid to Advisor                      5                  1                3                14               2
     Unaffiliated Directors' Fees                    3                  1                2                 6               1

6.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term securities for the six months ended April 30, 1997 were as follows (in thousands):

                                               STRONG ASSET      STRONG EQUITY    STRONG AMERICAN   STRONG TOTAL    STRONG GROWTH
                                              ALLOCATION FUND     INCOME FUND     UTILITIES FUND     RETURN FUND    & INCOME FUND
                                              ---------------     -----------     --------------     -----------    -------------
    Purchases:
       U.S. Government and Agency                $ 44,457           $   --          $    --          $      --       $     --
       Other                                      302,406           98,111           31,891          1,299,415        203,342

    Sales:
       U.S. Government and Agency                  42,461               --               --                 --             --
       Other                                      333,333           52,021           38,881          1,392,009         97,821

--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

7.   INCOME TAX INFORMATION
     At April 30, 1997, the investment cost, gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows (in thousands):

                                               STRONG ASSET      STRONG EQUITY    STRONG AMERICAN   STRONG TOTAL    STRONG GROWTH
                                              ALLOCATION FUND     INCOME FUND     UTILITIES FUND     RETURN FUND    & INCOME FUND
                                              ---------------     -----------     --------------     -----------    -------------
    Aggregate Investment Cost                    $261,783          $77,777          $109,282          $644,356       $125,450
                                                 ========          =======          ========          ========       ========

    Aggregate Unrealized:
       Appreciation                              $ 14,601          $ 5,806          $ 13,168          $ 67,642       $  8,376
       Depreciation                                (8,497)          (1,018)           (3,494)           (6,491)        (1,599)
                                                 --------          -------          --------          --------       --------
                                                 $  6,104          $ 4,788          $  9,674          $ 61,151       $  6,777
                                                 ========          =======          ========          ========       ========
    Capital Loss Carryovers
       (at October 31, 1996)                     $    --           $   211          $    --          $     --       $     --
                                                 ========          =======          ========          ========       ========

    Capital loss carryovers expire in varying amounts through 2004.

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------


STRONG ASSET ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------------
                                                            SELECTED PER-SHARE DATA(a)
                 -----------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                            ----------------------------------  -----------------------------------------
                                       Net Realized
                 Net Asset            and Unrealized   Total                        In Excess              Net Asset
                   Value,     Net         Gains        from     From Net   From Net  of Net                  Value,
                 Beginning  Investment (Losses) on  Investment Investment  Realized  Realized    Total       End of
                 of Period   Income    Investments  Operations   Income     Gains     Gains   Distributions  Period

April 30, 1997(c)  $20.12    $0.36       $0.89        $1.25     ($0.43)     ($1.54)     __     ($1.97)       $19.40
Oct. 31, 1996       20.31     0.78        1.05         1.83      (0.84)      (1.18)     __      (2.02)        20.12
Oct. 31, 1995(d)    17.91     0.66        2.32         2.98      (0.58)        __       __      (0.58)        20.31
Dec. 31, 1994       19.06     0.70       (0.99)       (0.29)     (0.70)        __    ($0.16)    (0.86)        17.91
Dec. 31, 1993       18.49     0.82        1.81         2.63      (0.82)      (1.24)     __      (2.06)        19.06
Dec. 31, 1992       19.68     0.87       (0.25)        0.62      (0.87)      (0.94)     __      (1.81)        18.49




STRONG ASSET ALLOCATION FUND (continued)

-----------------------------------------------------------------------------------
                                     RATIOS AND SUPPLEMENTAL DATA
                   ----------------------------------------------------------------
                            Net                  Ratio of Net
                           Assets,    Ratio of    Investment              Average
                           End of     Expenses     Income     Portfolio  Commission
                  Total  Period (In  to Average   to Average   Turnover     Rate
                  Return   Millions) Net Assets   Net Assets     Rate      Paid(b)

April 30, 1997(c)  +6.3%    $265        1.1%*      3.6%*        137.2%    $0.0523
Oct. 31, 1996      +9.5%     263        1.1%       3.9%         446.7%     0.0469
Oct. 31, 1995(d)  +16.8%     261        1.2%*      4.1%*        326.8%
Dec. 31, 1994      -1.5%     249        1.2%       3.8%         359.7%
Dec. 31, 1993     +14.5%     254        1.2%       4.2%         348.3%
Dec. 31, 1992      +3.2%     208        1.2%       4.4%         320.4%


     *    Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
     (c) For the six months ended April 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.
     (d)  Total return and portfolio turnover rate are not annualized.




STRONG EQUITY INCOME FUND

-----------------------------------------------------------------------------------------------------
                                                            SELECTED PER-SHARE DATA(a)
                 ------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS    LESS DISTRIBUTIONS
                            ----------------------------------  ------------------------
                                        Net Realized
                  Net Asset            and Unrealized   Total                           Net Asset
                    Value,     Net         Gains        from     From Net                 Value,
                  Beginning  Investment (Losses) on  Investment Investment    Total       End of
                  of Period   Income    Investments  Operations   Income   Distributions  Period

April 30, 1997(c)  $12.03     $0.06      $1.52        $1.58      ($0.06)    ($0.06)       $13.55
Oct. 31, 1996(d)    10.00      0.12       2.02         2.14       (0.11)     (0.11)        12.03


STRONG EQUITY INCOME FUND (continued)

------------------------------------------------------------------------------------------------------
                                     RATIOS AND SUPPLEMENTAL DATA
                   ----------------------------------------------------------------
                            Net                  Ratio of Net
                           Assets,    Ratio of    Investment              Average
                           End of     Expenses     Income     Portfolio  Commission
                  Total  Period (In  to Average   to Average   Turnover     Rate
                  Return   Millions) Net Assets   Net Assets     Rate      Paid(b)

April 30, 1997(c) +13.2%    $79         1.2%*        1.1%*      108.6%     $0.0680
Oct. 31, 1996(d)  +21.5%     29         1.3%*        1.6%*      158.3%      0.0633


     *    Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
     (c) For the six months ended April 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.
     (d) Inception date is December 29, 1995. Total return and portfolio turnover rate are not annualized.



STRONG AMERICAN UTILITIES FUND

---------------------------------------------------------------------------------------------------------------------
                                                            SELECTED PER-SHARE DATA(a)
                 ----------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                            ----------------------------------  -----------------------------------------
                                       Net Realized
                 Net Asset            and Unrealized   Total                         In Excess              Net Asset
                   Value,     Net         Gains        from     From Net    From Net  Of Net                  Value,
                 Beginning  Investment (Losses) on  Investment Investment   Realized  Realized    Total       End of
                 of Period   Income    Investments  Operations   Income      Gains     Gains   Distributions  Period

April 30, 1997(c)  $12.64    $0.19       $0.54        $0.73     ($0.18)     ($0.67)    __       ($0.85)      $12.52
Oct. 31, 1996       11.73     0.40        0.90         1.30      (0.39)        __      __        (0.39)       12.64
Oct. 31, 1995(d)     9.46     0.27        2.25         2.52      (0.25)        __      __        (0.25)       11.73
Dec. 31, 1994       10.19     0.46       (0.73)       (0.27)     (0.46)        __      __        (0.46)        9.46
Dec. 31, 1993(e)    10.00     0.18        0.27         0.45      (0.18)      (0.05)  ($0.03)     (0.26)       10.19


STRONG AMERICAN UTILITIES FUND (continued)

---------------------------------------------------------------------------------------------------
                                     RATIOS AND SUPPLEMENTAL DATA
                   --------------------------------------------------------------------------------
                             Net                  Ratio of Expense Ratio of Net
                            Assets,    Ratio of    to Average Net   Investment              Average
                            End of     Expenses    Assets Without    Income     Portfolio  Commission
                   Total  Period (In  to Average    Waivers and     to Average   Turnover     Rate
                   Return  Millions)  Net Assets    Absorptions     Net Assets     Rate      Paid(b)

April 30, 1997(c)  +5.7%    $120        1.1%*          1.1%*         3.0%*         25.9%     $0.0599
Oct. 31, 1996      +11.2%    122        1.2%           1.2%          3.2%          84.0%      0.0599
Oct. 31, 1995(d)   +26.9%     92        1.2%*          1.2%*         3.4%*         56.4%
Dec. 31, 1994      -2.6%      38        0.5%           1.6%          4.8%         105.4%
Dec. 31, 1993(e)   +4.5%      32        0.0%           1.4%*         5.6%*         89.3%

     *    Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
     (c) For the six months ended April 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.
     (d)  Total return and portfolio turnover rate are not annualized.
     (e) Inception date is July 1, 1993. Total return and portfolio turnover rate are not annualized.

-----------------------------------------------------------------------------------------------------------------------

STRONG TOTAL RETURN FUND
-----------------------------------------------------------------------------------------------------------------------
                                                            SELECTED PER-SHARE DATA(a)
                 ------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                            ----------------------------------  -----------------------------------------
                                        Net Realized
                  Net Asset            and Unrealized   Total                        In Excess              Net Asset
                    Value,     Net         Gains        from     From Net   From Net  Of Net                  Value,
                  Beginning  Investment (Losses) on  Investment Investment  Realized  Realized    Total       End of
                  of Period   Income    Investments  Operations   Income     Gains     Gains   Distributions  Period

April 30, 1997(c)  $31.36    $0.13       $1.41        $1.54     ($0.29)        __     ($4.74)       __       ($5.03)
Oct. 31, 1996       28.02     0.24        4.65         4.89      (0.24)     ($0.06)    (1.25)       __        (1.55)
Oct. 31, 1995(d)    23.62     0.26        4.41         4.67      (0.26)      (0.01)      __         __        (0.27)
Dec. 31, 1994       24.30     0.25       (0.59)       (0.34)     (0.26)      (0.08)      __         __        (0.34)
Dec. 31, 1993       20.17     0.33        4.18         4.51      (0.33)        __        __      ($0.05)      (0.38)
Dec. 31, 1992       20.24     0.18       (0.08)        0.10      (0.17)        __        __         __        (0.17)



STRONG TOTAL RETURN FUND (continued)

-------------------------------------------------------------------------------------
                                     RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------
                            Net                  Ratio of Net
                           Assets,    Ratio of    Investment              Average
                           End of     Expenses     Income     Portfolio  Commission
                  Total  Period (In  to Average   to Average   Turnover     Rate
                  Return   Millions) Net Assets   Net Assets     Rate      Paid(b)

April 30, 1997(c) +5.1%     $742        1.1%*       0.8%*       183.7%    $0.0697
Oct. 31, 1996    +18.0%      760        1.1%        0.8%        502.4%     0.0584
Oct. 31, 1995(d) +19.8%      671        1.1%*       1.2%*       298.8%
Dec. 31, 1994     -1.4%      607        1.2%        1.1%        290.4%
Dec. 31, 1993    +22.5%      630        1.2%        1.4%        271.3%
Dec. 31, 1992     +0.6%      588        1.3%        0.9%        371.8%


     *    Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
     (c) For the six months ended April 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.
     (d)  Total return and portfolio turnover rate are not annualized.



STRONG GROWTH & INCOME FUND

---------------------------------------------------------------------------------------------------------------------------
                                                            SELECTED PER-SHARE DATA(a)
                 -----------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                            ----------------------------------  ---------------------------------
                                        Net Realized
                  Net Asset            and Unrealized   Total                                     Net Asset
                    Value,     Net         Gains        from     From Net   From Net                Value,
                  Beginning  Investment (Losses) on  Investment Investment  Realized    Total       End of
                  of Period   Income    Investments  Operations   Income     Gains   Distributions  Period

April 30, 1997(c)  $12.38    $0.04        $1.56       $1.60      ($0.04)     ($0.02)   ($0.06)      $13.92
Oct. 31, 1996(d)    10.00     0.04         2.38        2.42       (0.04)         __     (0.04)       12.38


STRONG GROWTH & INCOME FUND (contined)

-------------------------------------------------------------------------------------
                                     RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------
                            Net                  Ratio of Net
                           Assets,    Ratio of    Investment              Average
                           End of     Expenses     Income     Portfolio  Commission
                  Total  Period (In  to Average   to Average   Turnover     Rate
                  Return   Millions) Net Assets   Net Assets     Rate      Paid(b)

April 30, 1997(c) +12.9%    $129        1.3%*       0.7%*      140.2%     $0.0680
Oct. 31, 1996(d)  +24.2%      18        1.9%*       0.6%*      174.1%      0.0667


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended April 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.
(d) Inception date is December 29, 1995. Total return and portfolio turnover rate are not annualized.

                                    DIRECTORS
                                Richard S. Strong
                                  John Dragisic
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                            John Dragisic, President
                       Lawrence A. Totsky, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



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                              www.strong-funds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 5208E97               97SCEQ